As filed with the Securities and Exchange Commission on December 9, 2022

Securities Act File No. 333-266538
Investment Company Act File No. 811-23000

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2.

☐	Post-Effective Amendment No. .

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Post-Effective Amendment No. 14.

PRINCETON EVEREST FUND

(Exact Name of Registrant as Specified in Charter)

8500 Normandale Lake Blvd, Suite 1900

Minneapolis, MN 55437

(Address of Principal Executive Offices)

(855) 897-5390
(Registrant’s Telephone Number, including Area Code)

Copy of information to:
Cassandra W. Borchers, Esq.

Thompson Hine LLP
312 Walnut Street, Suite 2000

Cincinnati, OH 45202

December 9, 2022

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PRINCETON EVEREST FUND

(formerly known as “Princeton Private Investments Access Fund”)

Class A, Class I, Class AA, Class II, Class C, Class T, and Class L shares of Beneficial Interest

December 9, 2022

Princeton Everest Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that offers seven separate classes of common shares of beneficial interest designated as Class A, Class I, Class AA, Class II, Class C, Class T and Class L with a maximum aggregate offering price of $500,000,000. The Fund will offer to repurchase its outstanding shares on a schedule and in amounts that depend on a variety of factors. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees of the Fund (the “Board.”). In determining whether the Fund should offer to repurchase shares, the Board will consider the recommendations of the Fund’s advisor, Princeton Fund Advisors, LLC (the “Advisor”) as to the time of such an offer, as well as a variety of operational, business and economic factors. The Advisor anticipates that it will continue recommending to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Advisor also expects that, generally, it will continue recommending to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Investors that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until a specified date noticed in the repurchase offer. Each repurchase offer generally commences approximately 100 days prior to the applicable repurchase date. Repurchase requests must be submitted by the deadline set forth in the “Repurchases of Shares and Transfers” section of this prospectus (the “Prospectus”). For more information on the Fund’s repurchase policies and risks, please see “Repurchases of Shares of the Fund,” “Repurchase Risks” and “Repurchase Policy Risk” on pages 57 and 59 of this Prospectus, respectively.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated December 9, 2022 has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-924-2454. The SAI, which is incorporated by reference into (legally made a part of) this Prospectus, is also available on the SEC’s website at http://www.sec.gov.

Investments in the Fund may be made only by “Eligible Investors.” Although common shares of beneficial interest of the Fund are registered under the Securities Act of 1933 (the “Securities Act”), only investors that satisfy the definition of “accredited investor” as defined in Regulation D of the Securities Act are considered Eligible Investors. Eligible Investors who subscribe for Shares and whose subscriptions are accepted by the Fund or its delegate will become shareholders.

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Investing in the Shares involves a high degree of risk, including the possible loss of the entire principal amount that you invest. See the “Types of Investments and Related Risks Factors” section of this Prospectus beginning on page 39 of this Prospectus. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase Shares. Purchasers of Shares of the Fund will become bound by the terms and conditions of the Fund’s current Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is attached as Appendix A to the SAI.

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●	Shares are speculative and illiquid securities involving substantial risk of loss.

●	The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop.

●	Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s sole option nor will they be exchangeable for shares of any other fund.

●	As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that may be subject to repayment by the Fund. All or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. A return of capital reduces the tax basis of your investment and you may be subject to tax in connection with the sale of your Shares, even if the Shares are sold at a loss.

For further information regarding the potential tax risks of the characterization of a distribution as a return of capital, please see the discussion below under “DISTRIBUTION POLICY; DIVIDENDS” and “Taxation of Investors.”

	Public Offering Price	Sales Load	Proceeds to the Fund
Class A	At current NAV	3.50%	Amount invested at current NAV less sales load
Class I	At current NAV	N/A	Amount invested at current NAV
Class AA	At current NAV	6.00%	Amount invested at current NAV less sales load
Class II	At current NAV	N/A	Amount invested at current NAV
Class C	At current NAV	4.75%	Amount invested at current NAV less sales load
Class T	At current NAV	3.50%	Amount invested at current NAV less sales load
Class L	At current NAV	2.25%	Amount invested at current NAV less sales load
Total	$500,000,000.00		Up to $500,000,000.00

This Offering is a best efforts offering currently open and available to Eligible Investors. The minimum initial investment in the Fund’s Class A Shares is $35,000, the minimum initial investment in the Fund’s Class I Shares is $50,000, and the minimum initial investment in the Fund’s Class AA, Class II, Class C, Class T and Class L Shares is $25,000. These minimums may be reduced by the Fund in the sole discretion of the Advisor based on consideration of various factors as described on page 14. The Fund intends to establish and maintain its own status as a Qualified Purchaser by owning and investing not less than $25,000,000 in investments. If a subscription is not accepted, the Fund’s escrow agent will return to such subscriber the amount of its subscription, without interest. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute their complete investment program.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus (the “Prospectus”) and in the statement of additional information (“SAI”), particularly the information set forth under the heading “Risk Factors.”

The Fund	Princeton Everest Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment advisor is Princeton Fund Advisors, LLC (the “Advisor”). The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment (“Investors”).

Pursuant to this Prospectus, the Fund is offering seven classes of shares of beneficial interest (“Shares”), designated as “Class A Shares”, “Class I Shares”, “Class AA Shares”, “Class II Shares”, “Class C Shares”, “Class T Shares,” and “Class L Shares” to investors eligible to invest in the Fund. On April 22, 2015, the Securities and Exchange Commission (“SEC”) granted the Fund an exemptive order to permit the Fund to offer multiple classes of Shares. Shares are offered at their net asset values plus, if applicable, the upfront sales load with respect to any such Share class. While the Fund presently offers seven classes of Shares, it may offer additional classes of Shares as well in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset values for the classes of Shares are calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the net asset values of Shares will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective share class on its Initial Closing.

The Fund is a registered investment fund. The Fund is similar to an unregistered private investment fund in that (i) Shares will be sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, and will be subject to restrictions on transfer, and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the Underlying Funds (as described below) in which the Fund invests. “Underlying Funds” means investment companies such as open-end registered funds, closed-end funds, and exchange traded funds (“ETFs”), or private funds exempt from registration such as hedge funds, private credit funds and Investment Funds (as defined below).

Each underlying Investment Fund (defined below) is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) and the portfolio managers or investment teams are selected by the Investment Fund Manager.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds are used by private equity investors to acquire private and public companies, as well as divisions of larger companies. Private equity specialists seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The Fund formed a wholly owned subsidiary, Princeton Private Investments Holdings, LLC (“PPIH”), for the sole purpose of holding all of the Fund’s illiquid private fund investments. During the year ended March 31, 2022, all of the Fund’s private fund investments were transferred from the Fund to PPIH. PPIH is a Delaware LLC and is a disregarded entity for tax purposes. The Fund complies with all provisions of the 1940 Act, including those related to investment advisory contracts, affiliated transactions and custody, on an aggregate basis with PPIH. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities other than entities wholly-owned by the Fund like PPIH. All investment policies, strategies and risks of the Fund as described in this Prospectus are shared by PPIH. The results of operations from PPIH have been consolidated with the Fund’s for financial reporting purposes.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation.

The Fund invests predominantly in private equity pooled investment vehicles (“Investment Funds”) of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies and co-investment opportunities in operating companies presented by one or more Investment Funds. However, in order to satisfy certain of the requirements for qualification as a RIC under the Code, the Fund’s ability to invest in real estate (both directly and indirectly) may be limited. The Fund also utilizes additional investment strategies described below.

The Advisor believes that the Fund’s investment program offers an ideal approach to private equity investing for certain investors who previously have not had access to established private equity Investment Fund Managers, or who desire to access private equity investments through lower account minimums. The Fund makes investments in Investment Funds, focusing in particular on investment in buyouts, growth capital, special situations, and other private equity opportunities. The Fund seeks to allocate its investments in Investment Funds across multiple strategies (e.g., buyouts, growth capital, special situations, and other opportunities) or other distinguishing features, including geography (e.g., North America, Europe, Asia, and other regions, including emerging markets), Investment Fund Managers, and vintage year (i.e., the year in which an Investment Fund begins investing). The Advisor believes that seeking a range of investments is an important factor in attempting to achieve the Fund’s investment objective.

The Advisor aims to invest in Investment Funds managed by Investment Fund Managers who have a demonstrated ability to invest successfully in their respective strategy, geography, and/or sector. Through a mix of various Investment Funds and Investment Fund Managers, the Advisor believes it can achieve its investment objective while reducing certain risk factors that may be prevalent in funds with more concentrated approaches. The Advisor believes a variety of approaches will allow the Fund to benefit from economic themes around the world. Further, the Advisor believes that it can leverage its existing relationships with established private equity fund managers to gain insight into properly selecting Investment Funds to meet the Fund’s investment objective.

The Fund has been structured with the intent of alleviating or reducing a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees (a performance fee at the investment level, in addition to the performance allocation of the Underlying Fund), meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedules K-1.

The Fund looks to manage liquidity while minimizing holding excess cash for extended periods of time, which can mute portfolio performance (commonly referred to as the “cash drag”). The Advisor intends to invest uncalled capital in a variety of Underlying Funds or investment strategies that are intended to provide greater liquidity than Investment Funds. These investments may include registered management investment companies (commonly known as “mutual funds”), including those that invest in private equity, ETFs, and short-term securities. The Fund may invest in mutual funds or private funds advised by the Advisor or an affiliate of the Advisor. The Fund may also invest in private credit funds (unregistered funds that invest primarily in debt instruments), business development companies, hedge funds, or other strategies to attempt to minimize cash drag. These vehicles may utilize a variety of credit strategies that invest in debt of varying credit quality or duration, including consumer credit, corporate credit, mortgages or mortgage-related investments, or other strategies. The liquidity of these investments is intended to assist the Fund in planning for the short- and medium-term liquidity necessary to meet anticipated capital calls by the Investment Funds while minimizing the cash drag that can be prevalent in pooled private equity fund of funds. In addition, the Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its investments.

The Fund may allocate assets to buyouts, growth capital, special situations, or other private equity opportunities. Control investments in established, cash flow-positive companies are usually classified as buyouts. Buyout investments may focus on small, mid, large, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-and mega-cap segment. Growth capital typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital typically have established customers and mature business models. Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments. The special situations investments to which the Fund may allocate its assets may be low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans).

Other opportunities may include real estate or investments in other real assets. Real estate investments may include single-property real estate opportunities in the United States and abroad and companies with real estate portfolios. Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. However, in order to satisfy certain of the requirements for qualification as a RIC under the Code, the Fund’s ability to invest in real estate (both directly and indirectly) may be limited.

The types of private equity investments that the Fund may make include:

1.	Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors. The Advisor and its affiliates believe their existing relationships with top tier private equity firms and investment managers may provide them with the experience, insight, and access to key personnel that is only available to large institutional investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Primary investments typically exhibit “J-curve” performance, in which their net asset value typically declines moderately during the early years of the private equity fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment returns. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

2.	Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of a J-curve pattern expected of primaries in their early stages. There can be no assurance, however, that any or all secondary investments made by the Fund will exhibit this pattern of investment development.

3.	Direct Investment/Co-Investments. Direct investments involve acquiring an interest in securities issued by an operating company. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

The Fund’s private equity asset allocation, when “fully deployed,” is currently expected to be as noted below. The Advisor anticipates that the Fund will invest the proceeds from the sale of Shares, net of cash retained for operational needs to pay Fund expenses, in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments. However, a substantial portion of the Fund’s net assets will likely be invested in the more liquid investments described above while waiting for capital calls from Investment Funds. Even when the Fund’s assets are “fully deployed”, the Advisor expects that a significant portion of the Fund’s assets may consist of assets other than Investment Funds for purposes of funding capital calls, redemptions, and tax distributions.

Private Equity Asset Allocation[1]	Investment Fund Strategy[1]	Range[1]
	Buyout	40-100%
	Growth Capital	0-60%
	Special Situations	0-60%
	Other	0-20%
Geographic Region[1]
	North America	20-100%
	Europe	0-40%
	Asia	0-40%
	Other	0-20%

[1]	There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objectives, will satisfy the Advisor’s due diligence considerations or will be selected for the Fund. The percentages presented represent the amount of capital invested in and committed to each category as a percentage of total capital invested in and committed to Investment Funds. As stated above, such percentages represent the Fund’s anticipated private equity allocation when fully deployed. As a result, if all commitments are not fully funded, the allocation of the Fund’s portfolio could potentially differ from the ranges shown above.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Advisor’s analysis of the private equity market, the Fund’s existing portfolio at the relevant time, and other pertinent factors. The Advisor intends to concentrate investments in funds sponsored by established Investment Fund Managers who have historically had high-quality management with attractive investment strategies and access to quality deal flow. The availability of such Investment Funds may affect such investment decisions.

Principal Investment Strategies	The principal elements of the Advisor’s investment strategy include: (i) allocating the assets of the Fund across private equity Investment Funds, (ii) seeking to secure access to attractive investment opportunities that the Advisor believes offer attractive value, (iii) seeking to manage the Fund’s investment level and liquidity using the Advisor’s commitment strategy, and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio. The Advisor seeks to invest with proven leaders in the private equity industry. The Advisor believes that investing with a range of established Investment Fund Managers should mitigate portfolio risk. Furthermore, by investing in private equity funds, the Fund is exposed to numerous individual company investments. The Fund’s portfolio consists primarily of Investment Funds, but occasionally it may hold other securities as a result of in-kind distributions from its portfolio of Investment Funds or by direct co-investment with Investment Funds. In the case of in-kind distributions from Investment Funds, the Advisor’s policy is to dispose of such assets as soon as practicable.

Asset Allocation. Just as in public equity markets, the Advisor believes that asset allocation across private equity market segments will benefit long-term portfolio performance.

The Fund’s strategy is to seek to invest in a range of Investment Funds with established Investment Fund Managers across varied strategies (e.g., buyouts, growth capital, special situations, and other opportunities) or other distinguishing features, including geography (e.g., North America, Europe, Asia, and other regions, including emerging markets), and vintage year (i.e., the year in which the Investment Fund begins investing). Additionally, these Investment Fund Managers may focus their investments in particular industries in which they have expertise.

Access. In many segments of the private equity market, it is not enough to identify promising investments—access is required. The Fund provides Investors with access to Investment Funds, and direct investments that are generally unavailable to the investing public due to resource requirements and high investment minimums. The Advisor expects that each Investment Fund will provide information to the Fund of the type and scope (and with the same frequency) it customarily provides to its large institutional investors.

Commitment Strategy. The Advisor intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Investment commitments to private equity funds generally are not immediately funded. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified - a process that may take a period of several years. During this period, investments made early in a private equity fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. The Advisor seeks to address this challenge using a commitment strategy designed to provide an appropriate investment level. To that end, the Fund may commit to invest in private equity investments or other private funds (both primaries and secondaries) in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate investment level. To minimize cash drag on the portfolio, the Advisor intends to invest uncalled capital in a variety of Underlying Funds or investment strategies that are intended to provide greater liquidity than Investment Funds. These investments may include mutual funds (including those that invest in private equity and mutual funds or private funds advised by the Advisor or an affiliate of the Advisor), ETFs and short-term securities. The Fund may also invest in private credit funds, hedge funds, or other strategies to attempt to minimize cash drag. These vehicles may utilize a variety of credit strategies that invest in debt of varying credit quality or duration, including consumer credit, corporate credit, mortgages or mortgage-related investments, or other strategies. Investments in these funds or short-term securities are intended to assist the Advisor in managing and planning for capital calls. The Fund seeks to maintain sufficient access to liquid assets, which, in addition to any available line of credit, are intended to be sufficient to satisfy anticipated capital calls from Investment Funds.

The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Investors, amounts available through borrowing, and any distributions made to Investors. To forecast portfolio cash flows, the Advisor utilizes a model that incorporates historical data, actual portfolio observations, insights from the Investment Fund Managers and forecasts by the Advisor. The commitment strategy—and, specifically, the “over-commitment” strategy—carries a degree of risk. See “Types of Investments and Related Risk Factors—Commitment Strategy.”

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Advisor seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies that are material positions in the Investment Funds held by the Fund. By tracking commitments, capital calls, distributions, valuations and other pertinent details, the Advisor seeks to recognize potential issues and take appropriate action.

The Advisor seeks to invest with proven leaders in the private equity industry. The Advisor believes that investing with a preferred group of established Investment Fund Managers with differentiated investment strategies may also mitigate portfolio risk. The Advisor’s diligence process focuses on risk management, investment and operational diligence.

From time to time to enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Investors, the Advisor may determine it is necessary to sell certain of the Fund’s assets (including, during adverse market conditions, selling investments in Investment Funds at a discount).

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. The Fund may also borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Advisor and its personnel use a range of resources to identify and source the availability of promising Investment Funds. The Advisor has relationships with companies, investors, entrepreneurs, Investment Fund Managers, hedge fund managers, endowments, foundations and financial institutions. The Advisor utilizes this network to seek to identify and evaluate many Investment Fund Managers. The Advisor also believes that its relationships, as well as those of its affiliates, may facilitate investments in oversubscribed Investment Funds. The Fund’s investments in Investment Funds are expected to consist of a set of funds sponsored by established Investment Fund Managers who have historically had high-quality management along with attractive investment strategies, and access to quality deal flow. The Advisor selects investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries, and various qualitative and quantitative criteria, including the Advisor’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles, and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. During this diligence process, the Advisor reviews offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of existing Investment Fund Managers or new fund sponsors. In particular, the Advisor expects to regularly communicate with the Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The Advisor may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Advisor will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

In allocating the Fund’s capital, the Advisor attempts to benefit from the established performance track records of various Investment Funds and Investment Fund Managers, combined with access to new and existing Investment Funds. Generally, the Advisor seeks to invest no more than 25% of the Fund’s capital (measured at the time of investment and all Fund assets are fully deployed) in any one Investment Fund. In addition, the Fund’s investment in any one Investment Fund is limited to no more than 25% of the Investment Fund’s economic interests, measured at the time of investment and less than 5% of the Investment Fund’s voting securities.

The Advisor may invest the Fund’s assets in Investment Funds that engage in a variety of investment strategies, which may vary from time to time. The Advisor intends to invest in the types of Investment Funds described in this Prospectus. However, the investment strategies for the Investment Funds may be altered by the Investment Fund Manager without prior notice to the Advisor. The Advisor may also sell the Fund’s portfolio holdings at any time.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. The Fund intends to elect and to qualify and be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships (as defined in the Code). By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain in any year, so long as the Fund distributes, with respect to such taxable year, at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year in accordance with the applicable timing requirements. With respect to these limitations and restrictions imposed by the Code, the Fund is required to look through to the income, assets and investments of certain Investment Funds. See “Types of Investments and Related Risk Factors-Tax Risks.”

The Investment Funds are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes. See “Borrowing.”

Borrowing	The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement. The Fund may borrow money for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity, subject to the regulatory restrictions described below.

Such borrowing may be accomplished through credit facilities, derivative instruments, or by other means.

The Investment Funds may utilize leverage in their investment activities. However, the Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs. See “Types of Investments and Related Risk Factors.”

Distribution Policy	The Fund intends to make quarterly distributions to shareholders and the Fund generally will pay dividends on the Shares at least annually in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund also distributes substantially all taxable net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund are reinvested in additional Shares of the Fund unless an Investor opts out (elects not to reinvest in Shares). Investors may elect initially not to reinvest by indicating that choice on the Investor Application. Thereafter, Investors are free to change their election at any time by contacting Ultimus Fund Solutions, LLC (“UFS”), the Fund’s transfer agent (or, alternatively, by contacting their financial advisor, who will inform the Fund). Shares purchased through reinvestment will be issued at net asset value on the ex-dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions.

Potential Benefits of Investing in the Fund	By investing in the Fund, Investors will have access to Investment Fund Managers that the Advisor believes have performed well in the past. However, past performance is not indicative of future results. Through the Fund, Eligible Investors (as defined below) will have the opportunity to invest with Investment Fund Managers whose services typically are not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers. Investment minimums for Investment Funds typically range between $5,000,000 and $20,000,000.

The Fund’s investments in secondaries—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the J-curve associated with private equity investing.

As described above, the Fund has been structured with the intent of alleviating or reducing a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees (a performance fee at the investment level, in addition to the performance allocation of the underlying fund), meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedules K-1.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide simpler tax reports to Investors on Form 1099. In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to so qualify, the Fund may structure its investments in a way involving tax inefficiencies.

The Offering	Pursuant to this Prospectus, the Fund is offering Class A, Class I, Class AA, Class II Shares, Class C Shares, Class T Shares, and Class L Shares on a continuous basis. The Fund offers each Share class at its current net asset values plus, if applicable, upfront sales loads with respect to any such Share class. The net asset values of each class of Shares will vary over time as a result of different fees and expenses applicable to each class, different inception dates and different offering prices of each respective Share class on its Initial Closing. Subsequent to the Initial Closing Date for each Share class, Shares may be purchased as of the first business day of each month based upon the the net asset value of such Share class on that day, plus any applicable upfront sales load. Each date on which Shares are delivered is referred to as a “Closing Date.” Each prospective Investor will be required to complete an investor application (the “Investor Application”) certifying that the Shares being purchased are being acquired by an Eligible Investor (defined herein). Prior to the receipt and acceptance of the Investor Application, an Investor’s funds will be held in escrow.

There is no minimum amount required for the Initial Closing of any Share class and the Advisor may accept additional Fund investments monthly thereafter.

Board of Trustees	The Board of Trustees (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Advisor. See “Management of the Fund.”

The Advisor	Princeton Fund Advisors, LLC serves as the Fund’s investment advisor. The Advisor is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment Advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). The Advisor is a subsidiary of Mount Yale Capital Group, LLC and also provides investment advisory services to mutual funds, another closed-end fund, exchange-traded funds, and private funds.

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Advisor that was effective for an initial term expiring two years after the Fund commenced investment operations. Thereafter, the Management Agreement has been and may continue to be renewed from year to year if its continuation is approved annually by the Board. The Board, or the Fund’s Investors, may terminate the Management Agreement on 60 days’ prior written notice to the Advisor. The Advisor may also terminate the Management Agreement upon 60 days’ prior written notice.

Management Fee	The Fund pays an investment management fee to the Advisor in consideration of the advisory and other services provided by the Advisor to the Fund. In consideration for such services, the Fund pays the Advisor a monthly fee measured as of the end of each month (the “Management Fee”) at the annual rate of 1.20% of the Fund’s total managed assets, determined before giving effect to the payment of the Management Fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Fund. The Management Fee is paid to the Advisor out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. For purposes of determining the Management Fee payable to the Advisor for any month, total managed assets is calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The Management Fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations, or other fees charged by the Investment Funds and indirectly borne by Investors. It is possible the Fund will be required to treat certain shareholders as receiving distributions equal to certain of the Fund’s direct and indirect expenses, including the Management Fee and certain other advisory expenses, subject to possible limitations on or disallowance of deductions. See “Certain Tax Consideration – Expenses Subject to the 2% ‘Floor’ and Special Pass-Through Rules” for more details.

Distribution and/or Service Fees	The Fund, pursuant to the conditions of the exemptive order issued by the SEC, has adopted certain distribution and service plans with respect to each of the Class A, Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares (the “Distribution and Servicing Plans”) in conformity with Rule 12b-1 under the 1940 Act.

An annual “Distribution and/or Service Fee” of up to 0.60% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares), is charged on an aggregate class-wide basis, and Investors in Class A Shares are subject to the fee as long as they hold their Class A Shares. The portion of the Distribution and/or Service Fee which is for shareholder services shall not exceed 0.25% of the net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares).

While the Distribution and Servicing Plans for the Class AA and Class II Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 0.50% of the net asset value attributable to each such Share class as of the end of each calendar month and the Distribution and Servicing Plans for Class C, Class T and Class L Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 1.00% of the net asset value attributable to each such Share class as of the end of each calendar month, the Board has currently approved lower amounts. Currently, the Board has authorized an annual “Distribution and/or Service Fee” of up to 0.30% of the aggregate net asset value of Class AA Shares and Class II Shares, 0.70% of the aggregate net asset value of Class C Shares, 0.90% of the aggregate net asset value of Class T Shares, and 0.85% of the aggregate net asset value of Class L Shares determined and accrued as of the last day of each calendar month (before any repurchases of Class AA Shares, Class II Shares, Class C Shares, Class T Shares or Class L Shares). Investors in Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares should expect to be subject to the fee as long as they hold their respective Shares.

In each case, the portion of the Distribution and/or Service Fee which is for shareholder services shall not exceed 0.25% of the net asset value of each respective Share class determined and accrued as of the last day of each calendar month (before any repurchases of such Share class), is charged on an aggregate class-wide basis, and Investors in Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares should expect to be subject to the fee as long as they hold their respective Shares.

Class I Shares are not subject to a Distribution and/or Service Fee.

Under the terms of a distribution agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD”), NLD is authorized to enter into agreements with broker/dealers, financial institutions and other industry professionals (collectively, “Sub-Placement Agents”) for distribution services. Each compensated Sub-Placement Agent may be paid by NLD based on the aggregate net asset value of outstanding Class A, Class AA, Class II, Class C, Class T and Class L Shares (respectively) held by Investors through or with such Sub-Placement Agent. NLD may, in its sole discretion, pay out all or a portion of the Distribution Fee and/or Service Fee to Sub-Placement Agents who provide the services required with respect to the Distribution and/or Service Fee, as applicable, who may, to the extent permitted, use such fees to compensate the firm and its personnel involved in the placement and ongoing servicing, as applicable, of Class A, Class AA, Class II, Class C, Class T and Class L Shares. Payment of the Distribution and/or Service Fee is governed by the Fund’s Distribution and Servicing Plans.

See “Fees and Expenses.”

Other Fees and Expenses	Other than those expenses specifically required to be borne by the Advisor pursuant to the Management Agreement, the Fund, and, therefore, the Investors, bears all expenses incurred in the business of the Fund, and the operating expenses of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund incurred aggregate organizational and offering expenses of approximately $400,000 in connection with the initial offering of Shares. The Fund’s offering costs were capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund also bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund, by investing in the Investment Funds, indirectly bears its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00% of total assets, and may also pay 20% of net profits as a carried interest allocation, subject to a high water mark, hurdle amount and clawback provisions. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement and Waiver of Certain Fees Associated with Affiliated Funds	The Advisor has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund from the effective date of the Fund until July 31, 2023 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund for each Share class during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Advisor’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors. These expenses will be in addition to the expenses of the Fund that may be limited by the Advisor to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month during the Limitation Period exceed the Expense Cap, the Advisor will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Advisor bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Advisor, for a period not to exceed three years after such expenses were paid or borne by the Advisor, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation.

The Advisor has voluntarily elected to waive a portion of the Management Fee attributable to the assets of the Fund invested in any mutual fund advised by the Advisor. The portion waived is equal to the amount of the management fee paid to the Advisor by such affiliated mutual fund that is attributable to Fund assets invested in the affiliated mutual fund, less the attributable amount of: (i) any fees paid to any subadvisor to the affiliated mutual fund and (ii) any fee waivers, expense reimbursements and other direct expenses incurred by the Advisor related to the affiliated mutual fund. Fees waived pursuant to this voluntary waiver are not subject to recoupment in future periods.

Conflicts of Interest	The Advisor, the Investment Fund Managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. Because the Management Fee is based on the Fund’s total managed assets, the advisor’s use of leverage impacts the amount of the Management Fee. The Fund and the Advisor have policies and procedures in place to mitigate the effect of any conflicts of interest and any affiliated transactions have or shall comply with applicable rules under the 1940 Act and relevant no-action relief previously provided by the SEC.

Plan of Distribution

In addition to the placement of Shares through NLD or Sub-Placement Agents, the Fund itself may also accept offers to purchase Shares that it receives directly from Investors. NLD may compensate Sub-Placement Agents in connection with the sale and distribution of the Class A, Class AA, Class II, Class C, Class T and Class L Shares. The Fund is not obligated to sell any Shares directly, and may accept or reject any subscription in its sole discretion. Investors will be charged a placement fee/sales load of 3.50% (maximum) on the amount they invest in Class A Shares, 6.00% on the amount they invest in Class AA Shares, 4.75% of the amount they invest in Class C Shares, 3.50% of the amount they invest in Class T Shares, and 2.25% of the amount they invest in Class L Shares. The placement fee/sales load will be paid to NLD. With respect to Class A Shares, your financial intermediary may, in its discretion, waive all or a portion of the placement fee. Whether a fee waiver is available for an Investor’s retirement plan or charitable account depends upon the policies and procedures of such Investor’s financial intermediary. Please consult your financial Advisor for further information.

With respect to Class AA, Class C, Class T and Class L Shares, NLD will re-allow the stated portion of the placement fee/sales load to Sub-Placement Agents and others who have sold shares pursuant to a selling agreement with NLD. With respect to Class A Shares, NLD may re-allow a portion of the placement fee/sales load to Sub-Placement Agents and others who have sold shares pursuant to a selling agreement with NLD. Class I Shares do not have a placement fee/sales load and may be purchased only by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including certain asset based fee programs (i.e., wrap accounts), or (ii) purchase Shares directly from the Fund, which is permitted in certain limited circumstances in the sole discretion of the Advisor based on consideration of various factors, including the Investor’s overall relationship with the Advisor, the Investor’s holdings in other funds affiliated with the Advisor, and such other matters as the Advisor may consider relevant at the time.

Class II Shares do not have a sales load and may be purchased only by those Eligible Investors that compensate their financial intermediaries for their services through asset-based fees, including certain asset based fee programs (i.e., wrap accounts).

The Advisor (or one of its affiliates) generally expects to provide additional compensation out of its own resources, and not the assets of the Fund, to certain brokers, dealers, financial advisors or other third-parties, other industry professionals and affiliates thereof (“financial intermediaries”), in connection with the sale of Shares, and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to Investors and the inclusion on preferred provider lists.

Investment Minimums	The minimum initial investment in the Fund’s Class A Shares is $35,000, the minimum initial investment in the Fund’s Class I Shares is $50,000, and the minimum initial investment in the Fund’s Class AA, Class II, Class C, Class T or Class L Shares is $25,000. These investment minimums may be reduced by the Fund in the sole discretion of the Advisor based on consideration of various factors, including the Investor’s or the financial advisor’s overall relationship with the Advisor, the Investor’s holdings in other funds affiliated with the Advisor, and such other matters as the Advisor may consider relevant at the time.

Eligible Investors	To purchase Shares of the Fund, a prospective Investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an Eligible Investor. A prospective Investor will also be required to certify that such Investor is eligible to purchase the Shares, and the Shares are being acquired directly or indirectly for the account of the investor. Investors who are accredited investors are referred to in this Prospectus as “Eligible Investors.” An existing Investor seeking to purchase additional Shares will be required to qualify as an Eligible Investor at the time of the additional purchase, except with respect to reinvested distributions.

Each prospective Investor must submit a completed Investor Application acceptable to the Advisor, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted. The Advisor may from time to time impose stricter or less stringent eligibility requirements. An Investor Application must be received by the Advisor and good funds for the full subscription amount delivered to the Fund at least five (5) business days’ prior to the relevant Closing Date. If an Investor Application is not received in proper form in a timely manner and accepted by the Fund by a particular Closing Date, the subscription will not be accepted at such Closing Date and any funds will be held in a non-interest-bearing escrow account by the Fund’s escrow agent until the next Closing Date.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares of the Fund.

Valuation	The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. Therefore, the Investment Funds also do not have readily ascertainable market prices. Procedures, approved by the Board, provide that valuations for Investment Funds will be determined based primarily on valuations provided by Investment Fund Managers, provided that such values will be adjusted for any other relevant information, if any, available at the time the Fund values its portfolio (each a “Determination Date”). Such relevant information may include capital activity, information regarding any impairments or changes from the Investment Fund Manager, and material events occurring between the reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date. Investment Fund Managers typically provide valuations on a quarterly basis whereas the Fund will consider valuations on an ongoing basis and will provide valuations on a monthly basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Fund will not be able to confirm with certainty the accuracy of the Investment Fund Managers’ valuations until the Fund receives the Investment Funds’ audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the model could affect the ability of the Fund to accurately value Investment Fund assets on a monthly basis.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Unlike open-end registered management investment companies (commonly known as “mutual funds”), investors in closed-end funds do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Shares are not be listed on a national stock exchange, and no public market for the Fund Shares is expected to develop. In addition, the Shares are subject to limitations on transferability and liquidity is provided only through limited repurchase offers described below.

An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors-Limitations on Transfer; Shares Not Listed; No Market for Fund Shares” and “Repurchases of Shares and Transfers.”

Repurchases of Shares by the Fund

Investors do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisor anticipates that it will continue recommending to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Advisor also expects that, generally, it will continue recommending to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Each repurchase offer generally commence approximately 100 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Shares of Investors if, among other reasons, the Board determines that such repurchase would be in the interest of the Fund.

Repurchase offers by the Fund, if any, will be made to all holders of Shares. Such repurchase offers principally are funded by cash and cash equivalents, the sale of certain liquid securities, or borrowings by the Fund. The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds to fund such repurchase offer and is not able to do so in a timely manner.

A 2% early repurchase fee is charged by the Fund with respect to any repurchase of Class A Shares, Class I Shares, AA Shares, Class II Shares, Class C Shares, Class T Shares or Class L Shares from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of such Shares. Such repurchase fee is retained by the Fund and benefits the Fund’s remaining Investors. Shares tendered for repurchase are treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation	The Fund seeks to qualify and elect to be treated as a RIC under Subchapter M of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its income is timely distributed to its shareholders. In order to qualify as a RIC and not be subject to tax on its income, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

Certain of the Investment Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will likely be required to look through to the character of the income, assets and investments held by such Investment Funds. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or to satisfy the distribution requirement in any taxable year, it is subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to its Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Distributions from the Fund generally are taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Shares. An Investor that is not subject to tax on its income is generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors. See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and Section 4975 of the Code, and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Advisor is not a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes an Investor, solely as a result of the ERISA Plan’s investment in the Fund.

Reports to Investors	The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Risk Factors	While the benefits of investing in private equity may be considerable, private equity is not suitable for everyone. Private equity investments involve significant risks, including a total loss of capital. The risks associated with private equity arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). There can be no assurance that the order of risks below should be taken as an indication of the potential magnitude or probability of the possible consequences of the risks summarized below.

General Risks

●	Loss of capital, up to the entire amount of an Investor’s investment.

●	Investment Funds may also be newly organized and therefore may have no, or only limited, operating histories for Investors to evaluate.

●	The Fund’s Shares represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

●	The Advisor and Investment Fund Managers may face conflicts of interest.

●	If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Investment Strategy Risks

●	The Fund’s performance depends upon the performance of the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Advisor’s ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them.

●	The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Fund.

●	The Fund’s investment portfolio will consist of Investment Funds that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

●	The securities in which an Investment Fund Manager may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

●	Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow money (i.e., utilize leverage) for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity, which may increase the Fund’s volatility.

●	Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions, primarily equity options and swaps, for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of options and swaps transactions for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested.

●	An Investment Fund Manager’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

●	Fund Investors bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or other fees and expenses at the Investment Fund level.

●	The Fund is a non-diversified fund, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

●	Investors have no right to receive information about the Investment Funds or Investment Fund Managers, and have no recourse against Investment Funds or their Investment Fund Managers.

●	The Fund intends to qualify as a RIC under the Code but may be subject to income tax liability if it fails to qualify or otherwise fails to obtain treatment as a RIC by failing to satisfy the distribution requirement.

●	The Fund is subject to the risk that Investment Fund Managers may not provide information sufficient to ensure that the Fund qualify as a RIC under the Code.

●	The Fund is subject to, and invests in, Investment Funds and other private funds that are subject to risks associated with legal and regulatory changes applicable to private equity funds, hedge funds, and other private investments.

●	The Fund may invest a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which will expose the Fund to the risks of that strategy.

●	The Fund’s investments in Investment Funds and certain other Underlying Funds, and many of the investments held by the Investment Funds and certain other Underlying Funds, are priced in the absence of a readily available market value and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Advisor nor the Board is able to confirm independently the accuracy of the Investment Fund Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is generally provided on a quarterly basis, the Fund provides valuations, and issues Shares, on a monthly basis. In addition, global, national, regional and local market events, natural disasters or a pandemic could cause delays in reporting of valuations (and thus delays in the Fund’s financial reports to shareholders), temporarily or for an extended period.

●	The Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Fund’s investment in such Investment Fund.

●	The Fund may receive from an Investment Fund an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

●	The Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Investor had invested directly in only one Investment Fund.

●	Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

●	Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund and its Investors, as investors in such Investment Funds, may not avail themselves of 1940 Act protections.

●	The Fund is registered as an investment company under the 1940 Act, which may limit the Fund’s investment flexibility compared to a fund that is not so registered.

●	Investment Fund Managers may invest the Investment Funds’ assets in securities of early-stage venture investments, which may result in or contribute to significant losses to the Fund.

●	To avoid holding excess cash for extended periods of time, which can result in “cash drag”, the Advisor intends to invest a portion of its uncalled capital commitments to Investment Funds in a variety of Underlying Funds or investment strategies that are intended to provide greater liquidity than Investment Funds. These investments may include registered management investment companies (commonly known as “mutual funds”), including those that invest in private equity, ETFs, and short-term securities. The Fund may invest in mutual funds or private funds advised by the Advisor or an affiliate of the Advisor. The Fund may also invest in private credit funds (unregistered funds that invest primarily in debt instruments), hedge funds, or other strategies to attempt to minimize cash drag. These vehicles may utilize a variety of credit strategies that invest in debt of varying credit quality or duration, including consumer credit, corporate credit, mortgages or mortgage-related investments, or other strategies. The liquidity of these investments will vary, but such investments will be selected to allow the Fund to plan for short- and medium-term liquidity necessary to meet anticipated capital calls by Investment Funds while minimizing the cash drag that can be prevalent in pooled private equity fund of funds. Even when the Fund’s assets are “fully deployed” in private equity Investment Funds, the Advisor expects that a significant portion of the Fund’s assets may consist of liquid assets, including high-quality fixed income securities, money market instruments and money market mutual funds, and cash or cash equivalents, for purposes of funding of Investment Fund capital contributions, Fund redemptions, and tax distributions.

●	The risks of investment in any Underlying Fund typically reflect the risks of the types of instruments in which the Underlying Fund invests. When the Fund invests in Underlying Funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an Underlying Fund could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the Underlying Fund) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments Underlying Fund. The trading in an Underlying Fund may be halted if the trading in one or more of the Underlying Fund’s underlying securities is halted.

●	The risks of ETFs and mutual funds designed to track equity indexes may include passive strategy risk (the ETF or mutual fund may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s or mutual fund’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF or mutual fund faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF or mutual fund), and concentration risk (to the extent the ETF, mutual fund or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF or mutual fund may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market).

●	The Fund may invest in traded and non-traded business development companies (“BDCs”), which are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. In addition, non-traded BDCs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of the Fund’s investments.

●	Hedge funds and private credit funds are typically exempt from registration under the 1940 Act and offered in private placement offerings, similar to private equity funds. Hedge funds and private credit funds are not subject to certain investment restrictions imposed by the 1940 Act and therefore certain investment instruments and techniques that a hedge fund or private credit fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s or private credit fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more such investments. A shareholder also bears fees and expenses charged by the underlying hedge funds or private credit funds in addition to the Fund’s direct fees and expenses, which may include incentive fees or a performance allocation. In addition, interests in any hedge fund or private credit fund are typically considered illiquid and even where such fund provides quarterly liquidity, the Fund may be subject to an initial lock-up period or other fees to obtain liquidity.

●	The Fund generally does not contribute the full amount of its investment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Fund is required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund. The Fund seeks to maintain sufficient access to liquid assets in anticipation of funding capital calls.

●	The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Advisor will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. There is also the potential that the Advisor will be presented with an investment opportunity and is unable to pursue that opportunity because of a shortage of investable assets. Similarly, the Advisor could find itself in the position where it has sufficient capital on hand, but is unable to find opportunity to deploy it. This could occur for a variety of reasons but a few reasons include:

●	Private equity firms raise funds for their flagship funds intermittently and availability is sometimes limited.

●	Secondary private equity opportunities generally fluctuate with market liquidity and take several months to close.

●	The Fund may seek to employ an “over-commitment” strategy with respect to its investments in private funds in order to boost returns, while balancing the need for a certain level of liquidity. Holding a sizeable cash position may result in lower returns to the extent the Fund holds cash rather than employing an “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund, including an adverse impact on the Fund’s ability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally. Moreover, if the Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it is subject to significant penalties, such as the forfeiture of some or all of the Fund’s capital contribution to the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund and its Investors to be subject to certain penalties from the Investment Funds (including the forfeiture of a portion of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

●	Investment Fund Managers may invest the Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

	●	An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

	●	An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

	●	An Investment Fund’s assets may be invested in a limited number of securities, or portfolio companies, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

	●	Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

	●	The Fund may invest in private credit funds, which involve credit risk, or the risk that the issuer of a security and other instrument is not able to make principal and interest payments when due, and interest rate risk, or the risk that interest rates rise causing a drop in value of the Fund’s investments.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

Application for Shares	The stated minimum initial investment in the Fund is $35,000 for Class A Shares, $50,000 for Class I Shares, and $25,000 for each of the Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares, which minimums may be waived by the Fund in the sole discretion of the Advisor based on consideration of various factors, including the Investor’s or the financial intermediary’s overall relationship with the Advisor, the Investor’s holdings in other funds affiliated with the Advisor, and such other matters as the Advisor may consider relevant at the time. The minimum additional investment in the Fund is $10,000 for Class A Shares and Class I Shares, and $5,000 for Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares. The Fund may accept initial and additional purchases of Class A Shares, Class I Shares, Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares as of the first business day of each calendar month (each a “Closing Date”). The Initial Closing for the Fund’s Class I Shares was May 13, 2016, the Initial Closing for the Fund’s Class A Shares was July 1, 2016, the Initial Closing for each of the Fund’s Class C and Class II Shares was April 3, 2017, the Initial Closing for the Fund’s Class AA Shares was November 1, 2017, Initial Closing of the Fund’s Class T Shares was April 2, 2018, and the Initial Closing of the Fund’s Class L Shares was July 2, 2018. Purchase proceeds do not represent the Fund’s capital or become the Fund’s assets until the relevant Closing Date. Any amounts received in advance of a Closing Date are placed in a non-interest-bearing account with UMB Bank, N.A., the Fund’s escrow agent, or any other agent appointed by the Fund, prior to the amounts being invested in the Fund. The Fund reserves the right to reject any purchase of Shares in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

SUMMARY OF FUND EXPENSES

This table illustrates the expenses and fees the Fund expects Class A Shares, Class I Shares, Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares to incur and that Investors can expect to bear directly or indirectly. The Investor Transaction Expenses are fees paid directly from your investment. The Annual Expenses are fees and expenses incurred by the Fund and its Investors each year. Investors will indirectly bear fees and expenses of any underlying acquired fund, which are reflected in the chart and in the examples below. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.”

	Class A	Class I	Class AA	Class II	Class C	Class T	Class L
Investor Transaction Expenses
Maximum upfront sales load (as a percentage of purchase amount)(1)	3.50%	None	6.00%	None	4.75%	3.50%	2.25%
Maximum early repurchase fee (as a percentage of amount repurchased within one year)(2)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Expenses (as a percentage of average net assets attributable to Shares)
Management Fee(4)	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Interest Payments on Borrowed Funds(4)	1.12%	1.07%	1.15%	1.15%	1.15%	1.15%	1.18%
Distribution and/or Service Fee(5)	0.60%	None	0.30%	0.30%	0.70%	0.90%	0.85%
Other Expenses(6),(7)	0.70%	0.71%	0.70%	0.68%	0.70%	0.70%	0.69%
Acquired Fund Fees and Expenses(8)	2.86%	2.86%	2.86%	2.86%	2.86%	2.86%	2.86%
Total Annual Expenses	6.48%	5.84%	6.21%	6.19%	6.61%	6.81%	6.78%
Fee and Expense (Reimbursement)/Recoupment	0.07%	0.07%	0.07%	0.08%	0.07%	0.07%	0.08%
Total Annual Expenses After Fee and Expense Reimbursement/Recoupment	6.55%	5.91%	6.28%	6.27%	6.68%	6.88%	6.86%

(1)	The stated minimum initial investment to purchase Class A Shares in the Fund is $35,000 ($10,000 with respect to additional purchases of Class A Shares by an existing Investor), which the minimum may be reduced at the sole discretion of the Fund. Investors in Class A Shares may be charged a sales load (“placement fee”) up to a maximum of 3.50% on the amount they invest. Any placement fee will be paid to NLD and reduce the amount of the Investor’s investment in the Fund. Your financial intermediary may, in its discretion, waive all or any portion of the placement fee for certain Class A Investors. The table assumes the maximum placement fee is charged. See “Application for Investment.” No placement fee will be charged on purchases of Class I Shares.

The stated minimum initial investment to purchase Class AA, Class II, Class C, Class T, and Class L Shares in the Fund is $25,000 ($5,000 with respect to additional purchases of Class AA, Class II, Class C, Class T, and Class L Shares by an existing Investor), which minimum may be reduced in the sole discretion of the Fund. Investors in Class AA Shares will be charged a placement fee of 6.00% on the amount they invest. Investors in Class C Shares will be charged a placement fee of 4.75% on the amount they invest. Investors in Class T Shares will be charged a placement fee of 3.50% on the amount they invest. Investors in Class L Shares will be charged a placement fee of 2.25% on the amount they invest. Any placement fee will reduce the amount of the Investor’s investment in the Fund. With respect to Class AA, Class C, Class T and Class L Shares, the placement fee will be paid to NLD. NLD will in turn re-allow the portion of the placement fee set forth below to Sub-Placement Agents who have signed a selling agreement with NLD. No placement fee will be charged on purchases of Class II Shares.

	Class A	Class I	Class AA	Class II	Class C	Class T	Class L
Re-Allowed Amount	3.25%	N/A	5.75%	N/A	4.50%	3.25%	2.00%

Investors should direct any questions regarding placement fees to NLD or their financial intermediary.

(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor’s Class A, Class I, Class AA, Class II, Class C, Class T, or Class L Shares at any time prior to the day immediately preceding the one-year anniversary of an Investor’s purchase of such Shares (on a “first in-first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases of Shares and Transfers.”

(3)	The Fund will pay the Advisor the Management Fee at the annual rate of 1.20% of the Fund’s net asset value, calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of determining the Management Fee payable to the Advisor for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund, including, without limitation, the Management Fee payable to the Advisor.
(4)	Historically, the Fund had leverage and calculated its management fee based on the Fund’s net assets. The fees listed represent historical borrowing and are presented for informational purposes. Going forward, the Fund will calculate its management fee based on the Fund’s total managed assets and does not anticipate using leverage in the coming year.
(5)	Under the Distribution and Servicing Plans adopted by the Fund, the Fund will pay NLD fees out of the net assets of each applicable Class of Shares on a monthly basis, (the “Distribution and Service Fee”), which may be used to compensate intermediaries for distribution and shareholder servicing activities. An annual Distribution and/or Service Fee of up to 0.60% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares), is charged on an aggregate class-wide basis. While the Distribution and Services Plans for Class AA and Class II Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 0.50% of the net asset value attributable to each such Share class as of the end of each calendar month and the Distribution and Servicing Plans for Class C, Class T and Class L Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 1.00% of the net asset value attributable to each such Share class as of the end of each calendar month, the Board has currently approved lower amounts. Currently the Board has authorized a Distribution and/or Service Fee of 0.30% per annum of the aggregate net asset value of Class AA and Class II Shares, 0.70% per annum of the aggregate net asset value of Class C Shares, 0.90% per annum of the aggregate net asset value of Class T Shares, and 0.85% per annum of the aggregate value of Class L Shares. The portion of such Distribution and/or Service Fee for shareholder services shall not exceed 0.25% of the aggregate net asset value of each respective Share class as of the end of each calendar month. NLD may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Class A, Class AA, Class II, Class C, Class T and Class L Shares of the Fund who have signed a selling agreement with NLD that provided for such re-allowance, in each case to the extent they provide the required services for each such fee, or to other persons as otherwise permitted by the Distribution and Service Plans. Payment of the Distribution and Service Fee is governed by the Fund’s Distribution and Service Plans, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A, Class AA, Class II, Class C, Class T and Class L Shares in compliance with Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company, therefore the Fund will adhere to Rule 12b-1. The Fund has elected to adopt and implement the Distribution and Service Plans with respect to Class A, Class AA, Class II, Class C, Class T and Class L Shares in the manner required by the Rule. See “Fees and Expenses.”
(6)	“Other Expenses” include professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, transfer agency fees, compliance costs and expenses, annual registration expenses, legal, accounting and tax fees, trustee fees, insurance costs and other expenses that the Fund bears. “Other Expenses” are estimated based on historic fees and expenses.
(7)	The Advisor has entered into a Fifth Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund for at least one year from the effective date of the Prospectus to limit the amount of “Specified Expenses” (as described below) borne by the Fund during the Limitation Period for each Share class to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Advisor’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors. These expenses will be in addition to the expenses of the Fund that may be limited by the Advisor to 0.75% of the Fund’s net assets attributed to each Share class. To the extent that the Advisor bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Advisor, for a period not to exceed three years after such expenses were paid or borne by the Advisor, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses of the respective class of Shares has fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. The Expense Limitation and Reimbursement Agreement may not be terminated by the Advisor, but may be terminated by the Board. The agreement will automatically terminate if the Management Agreement with the Advisor is terminated.
(8)	Acquired Fund Fees and Expenses are based on historic fees and expenses. The typical incentive allocation paid to the investment Advisors of acquired funds that pay such fees is 20%. Acquired fund fees and expenses may be substantially higher or lower because certain fees are based on the performance of the acquired funds, which may fluctuate over time.

The following examples are based on the fees and expenses as set forth in the fund expenses table, and reflect the expenses that Investors in each class of Shares (including the maximum placement fee that may be assessed on an investment in each class of Shares) would pay on a $1,000 investment, assuming a 5% annual return:*

	Example
	1 Year	3 Years	5 Years	10 Years
Class A	$97	$220	$339	$620
Class I	$58	$174	$288	$564
Class AA	$118	$233	$345	$614
Class II	$62	$184	$303	$588
Class C	$110	$233	$352	$633
Class T	$100	$228	$351	$639
Class L	$88	$217	$342	$634

*	The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance. The tables below reflect the financial results for a single Class A, Class I, Class AA, Class C, Class II, Class T and Class L Share for the life of the Registrant during the last ten fiscal years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by RSM US LLP, the Fund’s independent registered public accounting firm, for each period. To request the Fund’s annual report or semi-annual report, please call 1-855-924-2454.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class A	2022(6)	2021	2020	2019	2018
Net asset value, beginning of year	$13.17	$10.09	$11.03	$10.92	$10.42
Gain (Loss) from investment operations:
Net investment loss(1)	(0.23)	(0.15)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	2.40	3.41	(0.58)	0.86	0.95
Total from investment operations	2.17	3.26	(0.62)	0.82	0.91
Less distributions from:
Net investment income	-	-	(0.17)	(0.39)	(0.21)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)	(0.20)
Total distributions	(0.65)	(0.18)	(0.32)	(0.71)	(0.41)
Net asset value, end of year	$14.69	$13.17	$10.09	$11.03	$10.92
Total return(2)	16.61%	32.53%	(5.87)%	7.58%	8.86%
Net assets, at end of year (000s)	$13,710	$10,914	$8,250	$8,036	$7,373
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(3,4)	3.62%	4.32%	2.84%	3.11%	3.77%
Ratio of net expenses to average net assets(4)	3.69%	4.38%	2.73%	2.50%	2.52%
Ratio of net investment loss to average net assets(5)	(1.62)%	(1.30)%	(0.36)%	(0.34)%	(0.33)%
Portfolio Turnover Rate	67%	42%	63%	41%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Consolidated.

	For the
	Period Ended
	March 31,
Class A	2017(1)
Net asset value, beginning of year	$10.09
Gain (Loss) from investment operations:
Net investment loss(2)	0.09
Net realized and unrealized gain (loss) on investments	0.56
Total from investment operations	0.65
Less distributions from:
Net investment income	(0.15)
Net realized gains	(0.17)
Total distributions	(0.32)
Net asset value, end of year	$10.42
Total return(3)	6.53	% (4)
Net assets, at end of year (000s)	$6,709
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(6,7,8)	6.63	% (5)
Ratio of net expenses to average net assets(7,8)	2.55	% (5)
Ratio of net investment loss to average net assets(9)	1.12	% (5)
Portfolio Turnover Rate	83	% (4)

(1)	Class A commenced operations July 1, 2016
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering costs of $82,547 have not been annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Annualized for periods less than one year.
(8)	Does not include the expenses of other investment companies in which the Fund invests.
(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class I	2022(6)	2021	2020	2019	2018
Net asset value, beginning of year	$13.43	$10.22	$11.11	$10.95	$10.44
Gain from investment operations:
Net investment income (loss)(1)	(0.14)	(0.08)	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	2.43	3.47	(0.60)	0.86	0.97
Total from investment operations	2.29	3.39	(0.57)	0.89	0.99
Less distributions from:
Net investment income	-	-	(0.17)	(0.41)	(0.28)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)	(0.20)
Total distributions	(0.65)	(0.18)	(0.32)	(0.73)	(0.48)
Net asset value, end of year	$15.07	$13.43	$10.22	$11.11	$10.95
Total return(2)	17.19%	33.40%	(5.36)%	8.20%	9.58%
Net assets, at end of year (000s)	$80,258	$50,315	$34,864	$30,183	$20,751
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(3,4)	2.98%	3.73%	2.24%	2.50%	3.14%
Ratio of net expenses to average net assets(4)	3.05%	3.79%	2.13%	1.90%	1.92%
Ratio of net investment income (loss) to average net assets(5)	(0.99)%	(0.71)%	0.24%	0.22%	0.17%
Portfolio Turnover Rate	67%	42%	63%	41%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Consolidated.

	For the
	Period Ended
	March 31,
Class I	2017(1)
Net asset value, beginning of year	$10.00
Gain (Loss) from investment operations:
Net investment loss(2)	0.30
Net realized and unrealized gain (loss) on investments	0.48
Total from investment operations	0.78
Less distributions from:
Net investment income	(0.17)
Net realized gains	(0.17)
Total distributions	(0.34)
Net asset value, end of year	$10.44
Total return(3)	8.03	% (4)
Net assets, at end of year (000s)	$14,100
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(6,7,8)	5.76	% (5)
Ratio of net expenses to average net assets(7,8)	1.95	% (5)
Ratio of net investment loss to average net assets(9)	3.29	% (5)
Portfolio Turnover Rate	83	% (4)

(1)	Class I commenced operations May 13, 2016.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering costs of $338,838 have not been annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Annualized for periods less than one year.
(8)	Does not include the expenses of other investment companies in which the Fund invests.
(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class AA	2022(9)	2021	2020	2019	2018(1)
Net asset value, beginning of period	$13.25	$10.12	$11.04	$10.90	$10.98
Gain (Loss) from investment operations:
Net investment loss(2)	(0.19)	(0.11)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	2.41	3.42	(0.59)	0.88	0.40
Total from investment operations	2.22	3.31	(0.60)	0.86	0.39
Less distributions from:
Net investment income	-	-	(0.17)	(0.40)	(0.27)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)	(0.20)
Total distributions	(0.65)	(0.18)	(0.32)	(0.72)	(0.47)
Net asset value, end of period	$14.82	$13.25	$10.12	$11.04	$10.90
Total return(3)	16.89%	32.93%	(5.68)%	7.95%	3.68	% (4)
Net assets, at end of period (000s)	$1,368	$1,177	$908	$816	$93
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(5,6,7)	3.35%	4.02%	2.53%	2.72%	3.40%
Ratio of net expenses to average net assets(5,7)	3.42%	4.08%	2.43%	2.20%	2.19%
Ratio of net investment loss to average net assets(5,8)	(1.35)%	(0.99)%	(0.06)%	(0.20)%	(0.09)%
Portfolio Turnover Rate	67%	42%	63%	41%	50	% (4)

(1)	Class AA commenced operations November 1, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Consolidated.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class C	2022(9)	2021	2020	2019	2018(1)
Net asset value, beginning of period	$13.09	$10.03	$10.99	$10.89	$10.42
Gain (Loss) from investment operations:
Net investment loss(2)	(0.25)	(0.15)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	2.39	3.39	(0.59)	0.83	0.96
Total from investment operations	2.14	3.24	(0.64)	0.80	0.91
Less distributions from:
Net investment income	-	-	(0.17)	(0.38)	(0.24)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)	(0.20)
Total distributions	(0.65)	(0.18)	(0.32)	(0.70)	(0.44)
Net asset value, end of period	$14.58	$13.09	$10.03	$10.99	$10.89
Total return(3)	16.48%	32.53%	(6.08)%	7.47%	8.83	% (4)
Net assets, at end of period (000s)	$597	$517	$458	$187	$305
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(5,6,7)	3.75%	4.39%	2.94%	3.29%	3.87%
Ratio of net expenses to average net assets(5,7)	3.82%	4.45%	2.84%	2.60%	2.61%
Ratio of net investment loss to average net assets(5,8)	(1.75)%	(1.38)%	(0.48)%	(0.26)%	(0.42)%
Portfolio Turnover Rate	67%	42%	63%	41%	50	% (4)

(1)	Class C commenced operations on April 3, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Consolidated.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class II	2022(9)	2021	2020	2019	2018(1)
Net asset value, beginning of period	$13.26	$10.12	$11.04	$10.92	$10.42
Gain (Loss) from investment operations:
Net investment income (loss)(2)	(0.19)	(0.11)	(0.01)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	2.41	3.43	(0.59)	0.83	0.98
Total from investment operations	2.22	3.32	(0.60)	0.84	0.96
Less distributions from:
Net investment income	-	-	(0.17)	(0.40)	(0.26)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)	(0.20)
Total distributions	(0.65)	(0.18)	(0.32)	(0.72)	(0.46)
Net asset value, end of period	$14.83	$13.26	$10.12	$11.04	$10.92
Total return(3)	16.88%	33.03%	(5.68)%	7.76%	9.31	% (4)
Net assets, at end of period (000s)	$4,883	$4,034	$3,045	$3,221	$4,272
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(5,6,7)	3.33%	4.02%	2.54%	2.85%	3.38%
Ratio of net expenses to average net assets(5,7)	3.41%	4.08%	2.43%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets(5,8)	(1.34)%	(1.00)%	(0.05)%	0.05%	(0.08)%
Portfolio Turnover Rate	67%	42%	63%	41%	50	% (4)

(1)	Class II commenced operations on April 3, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Consolidated.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31,	March 31,	March 31,	March 31,
Class T	2022(9)	2021	2020	2019(1)
Net asset value, beginning of period	$13.06	$10.03	$11.01	$10.92
Gain (Loss) from investment operations:
Net investment loss(2)	(0.27)	(0.18)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.37	3.39	(0.59)	0.87
Total from investment operations	2.10	3.21	(0.66)	0.79
Less distributions from:
Net investment income	-	-	(0.17)	(0.38)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(0.65)	(0.18)	(0.32)	(0.70)
Net asset value, end of period	$14.51	$13.06	$10.03	$11.01
Total return(3)	16.21%	32.23%	(6.25)%	7.31	% (4)
Net assets, at end of period (000s)	$250	$215	$163	$173
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(5,6,7)	3.95%	4.62%	3.14%	3.39%
Ratio of net expenses to average net assets(5,7)	4.02%	4.68%	3.02%	2.81%
Ratio of net investment loss to average net assets(5,8)	(1.95)%	(1.60)%	(0.65)%	(0.68)%
Portfolio Turnover Rate	67%	42%	63%	41	% (4)

(1)	Class T commenced operations April 2, 2018.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Consolidated.

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31,	March 31,	March 31,	March 31,
Class L	2022(9)	2021	2020	2019(1)
Net asset value, beginning of period	$13.07	$10.03	$11.01	$11.22
Gain (Loss) from investment operations:
Net investment loss(2)	(0.27)	(0.18)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	2.38	3.40	(0.59)	0.47
Total from investment operations	2.11	3.22	(0.66)	0.41
Less distributions from:
Net investment income	-	-	(0.17)	(0.30)
Net realized gains	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(0.65)	(0.18)	(0.32)	(0.62)
Net asset value, end of period	$14.53	$13.07	$10.03	$11.01
Total return(3)	16.27%	32.33%	(6.25)%	3.73	% (4)
Net assets, at end of period (000s)	$9,320	$8,811	$7,516	$8,093
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets(5,6,7)	3.92%	4.55%	3.09%	3.24%
Ratio of net expenses to average net assets(5,7)	4.00%	4.61%	2.97%	2.76%
Ratio of net investment loss to average net assets(5,8)	(1.92)%	(1.57)%	(0.60)%	(0.78)%
Portfolio Turnover Rate	67%	42%	63%	41	% (4)

(1)	Class L commenced operations July 2, 2018.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Consolidated.

SENIOR SECURITIES

Information about the senior securities of the Fund is shown in the following table as of the fiscal years ended March 31, 2022, 2021 and 2020. No senior securities were outstanding for the fiscal years ending March 31, 2019, 2018 or 2017. The information in the table below has been audited by RSM US LLP.

Year Ended	Total Amount Outstanding Exclusive of Treasury Securities[1]	Asset Coverage Per Unit[2]
March 31, 2022	$7,500,000	$15,718.23
March 31, 2021	$17,500,000	$5,341.86
March 31, 2020	$4,500,000	$13,267.50

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware statutory trust on September 18, 2014. The Fund’s principal office is located at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, and its telephone number is (855) 897-5390. Investment advisory services are provided to the Fund by the Advisor pursuant to the Management Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. See “Management of the Fund.”

STRUCTURE

The Fund is a closed-end investment company. Registered closed-end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their shares to a broader range of investors. Advisors to such investment companies, such as the Advisor, are typically compensated through asset-based fees.

Investors purchase Shares in the Fund. After the Initial Closing for each Share class, Shares may be purchased as of the first business day of each month based upon the then current net asset value for such Share Class. Similar to private investment funds, Shares of all classes are sold in relatively large minimum denominations to high net worth individuals and institutional investors. In contrast to many private investment funds, however, the Fund is permitted to offer Shares to an unlimited number of Eligible Investors, because it is registered under the 1940 Act. The Fund was designed to permit certain Eligible Investors to participate in an investment program that employs private equity strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

PPIH, the Fund’s wholly-owned subsidiary, holds all of the Fund’s illiquid private fund investments. During the year ended March 31, 2022, all of the Fund’s private fund investments were transferred from the Fund to PPIH. PPIH is a Delaware LLC and is a disregarded entity for tax purposes. The results of operations from PPIH have been consolidated with the Fund’s for financial reporting purposes.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest predominantly in interests in private equity funds (e.g., buyout, growth capital, special situations, and other opportunities). The Fund will be invested via capital commitments in private equity investments of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies and co-investment in opportunities in operating companies presented by one or more Investment Funds. The Fund’s investment objective is a non-fundamental policy and may be changed by the Board upon 60 days’ written notice to shareholders.

Each Investment Fund is managed by the Investment Fund Manager and the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions.

The Advisor believes that the Fund’s investment program offers an ideal approach to private equity investing for Eligible Investors who previously may not have had access to high-quality private equity Investment Funds or who desire to access private equity investments through lower account minimums. The Fund makes investments in Investment Funds, focusing in particular on investment in buyouts, growth capital, special situations, and other opportunities. The Fund anticipates that a majority of the Fund’s portfolio will be allocated among buyout funds, growth capital, special situations, and private credit. The Fund will focus on Investment Fund Managers based in and who invest in North America, Europe, Asia, and other regions, including emerging markets. The Fund pursues a variety of Investment Fund-strategies across vintage year (i.e., the year in which the Investment Fund begins investing). To avoid holding excess cash for extended periods of time, which can mute portfolio performance (commonly referred to as the “cash drag”), the Advisor intends to invest a portion of its uncalled capital in a selection of hedge funds, ETFs, mutual funds, and short-term securities. Further, the Advisor may invest in secondaries. Together, this investment strategy may help to reduce the impact of the J-curve associated with private equity investing. The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedules K-1.

Investment Philosophy

As a registered investment company, the Fund is generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Fund, and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. The Fund and, indirectly, Investors, are not entitled to the protections of the 1940 Act with respect to the Investment Funds. The Fund intends to invest in the Investments Funds as a “qualified client.” Therefore, the Investment Funds may indirectly charge Fund investors an advisory fee based on a share of capital gains, despite the fact that the Fund’s investors may be required to satisfy only the lower eligibility requirements for an Accredited Investor, as defined in Rule 501(a) of Regulation D under the Securities Act.

The Fund also may invest in other registered investment companies. The Advisor believes that the Fund’s current strategy of investing in a portfolio of private equity Investment Funds provides opportunities to participate in alternative investment strategies that may earn attractive risk-adjusted returns. In addition, the Fund seeks to benefit from attractive investment strategies of various private funds, combined with access to new and existing Investment Funds.

By investing in the Fund, Investors gain access to Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Fund should also benefit from its exposure to different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

Investment Strategies

The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a portfolio of Investment Funds. The Fund makes investments in Investment Funds, focusing in particular on investment opportunities involving buyouts, growth capital, special situations, and other opportunities. The Fund may invest in private equity investments of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies, and co-investment opportunities in operating companies presented by one or more Investment Funds. Private equity investments require an investment or capital commitment, but the capital may be called over time, or not at all. The Advisor intends to concentrate investments in funds sponsored by established Investment Fund Managers who have historically had high-quality management along with attractive investment strategies and access to quality deal flow. The Advisor believes that investing with a range of established Investment Fund Managers should mitigate portfolio risk. Furthermore, by investing in private equity funds, the Fund is exposed to numerous individual company investments. The Fund’s portfolio consists primarily of Investment Funds, but occasionally it may hold quoted securities as a result of in-kind distributions from its portfolio of Investment Funds. In such instances, the Advisor’s policy is to dispose of such assets as soon as practicable. In order to satisfy certain of the requirements for qualification as a RIC under the Code, the Fund’s ability to invest in real estate (both directly and indirectly) may be limited.

The principal elements of the Advisor’s investment strategy include: (i) allocating the assets of the Fund across private equity Investment Funds, (ii) seeking to secure access to attractive investment opportunities that the Advisor believes offer attractive returns, (iii) seeking to manage the Fund’s investment level and liquidity using the Advisor’s commitment strategy, and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

●	Asset Allocation. The Fund seeks to benefit from long-term diversification of investments through exposure to different investment types and U.S. or foreign markets.

●	Access. The Fund seeks to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

●	Commitment Strategy. The Advisor intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

●	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Advisor seeks to maintain close contact with its Investment Fund Managers, and to monitor the performance of individual funds by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective. The Advisor also may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Fund’s portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds are used by private equity investors to acquire private and public companies, as well as divisions of larger companies. Private equity specialists seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (“IPO”) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Buyouts, Growth Capital, Special Situations, and Venture Capital/Other

Different private equity strategies may refer to “financing stages” (stage of development) and may have distinct risk, return and correlation characteristics, and play different roles within a private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyouts, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed. The Fund intends to invest primarily in buyouts, growth capital, and special situations.

●	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

●	Special Situations. A broad range of investments including mezzanine, distressed debt, energy/utility investing and turnarounds may be classified as special situations.

●	Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital typically have established customers and mature business models.

●	Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Fund’s allocations.

Some of the investments that the Advisor will consider with respect to the Fund include, but are not limited to:

●	Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration.

●	Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Secondary investments may play an important role in a diversified private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of the J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Fund will exhibit this pattern of investment development.

●	Direct Investments/Co-Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

Portfolio Allocation

The Fund’s investment process begins with a long-term allocation framework among Investment Funds: (i) primary and secondary private equity investments, (ii) buyout, growth capital, special situations, or other opportunities, and (iii) investments focused in North America, Europe, Asia, and other regions, including emerging markets. The framework also provides for investing over a range of vintage years and with respect to individual investments. Some diversification is be attained through the use of multiple firms sponsoring the Investment Funds. It is common for private equity firms to specialize in a type of investing in a segment of the market and the Advisor believes that utilizing different private equity firms will be beneficial. It is expected that through such allocation, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, strategy, or sector.

Because of the distinct cash flow characteristics associated with different types of private equity investments, portfolio construction is based on both quantitative and qualitative factors.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Advisor’s analysis of the private equity market, the Fund’s existing portfolio at the relevant time, or other pertinent factors. The Advisor intends to concentrate investments in funds sponsored by established Investment Fund Managers who have historically had high-quality management along with attractive investment strategies and access to quality deal flow.

The Advisor intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Investment commitments to private equity funds generally are not immediately funded. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified - a process that may take a period of several years. During this period, investments made early in a private equity fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. The Advisor seeks to address this challenge using a commitment strategy designed to provide an appropriate investment level. To that end, the Fund may commit to invest in private equity investments or other private funds (both primaries and secondaries) in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate funding level. To minimize cash drag on the portfolio, the Advisor intends to invest uncalled capital commitments to Investment Funds in a variety of Underlying Funds or investment strategies that are intended to provide greater liquidity than Investment Funds. These investments may include mutual funds (including those that invest in private equity), ETFs, and short-term securities. The Fund may invest in mutual funds or private funds advised by the Advisor or an affiliate of the Advisor. The Fund may also invest in private credit funds (discussed in more detail below), hedge funds, or other strategies to attempt to minimize cash drag. These vehicles may utilize a variety of credit strategies that invest in debt of varying credit quality or duration, including consumer credit, corporate credit, mortgages or mortgage related investments, or other strategies. Investments in these strategies are intended to assist the Advisor in managing and planning for capital calls. The Fund seeks to maintain sufficient access to liquid assets, which in addition to any available line of credit, are intended to be sufficient to satisfy anticipated capital calls from Investment Funds.

The Advisor seeks to invest in a diversified portfolio of private credit funds whose strategies are often sought after by institutional investors (such as pension funds, insurance companies or family offices). Broadly defined, a private credit fund targets the ownership of higher yielding corporate, physical, or financial assets held typically within a partnership structure. Private credit funds benefit from longer investment horizons, access to deal flow due to relationships with investment banks, access to proprietary deal flow, or proprietary analytics. Private credit is credit that is extended to companies or projects on a bilaterally negotiated basis and is not publicly traded such as many corporate bonds are and is originated or held by lenders which are not banks. It takes various legal forms including loans, bonds, notes or private securitization issues. Private credit encompasses various strategies including real estate debt, distressed debt, direct lending, mezzanine financing and structured financing. Strategies that do not easily fall into one of these categories are either opportunistic (investing across the credit spectrum as market opportunities permit) or niche/specialty finance strategies.

Using information generally available to investors, the Advisor evaluates private credit fund managers based on the strength of the sponsor and management; consistency of investment process; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the sectors and geographical allocations of the fund; expected stability of income; and expected capital appreciation, target leverage levels and ability to weather credit cycles by employing effective risk management and mitigation strategies. The private credit funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer. While the Advisor anticipates that, under normal market conditions, the Fund’s portfolio will invest in private credit funds, the Fund does not have a predetermined asset allocation to private credit funds. There can be no assurance that investment in private credit funds will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund’s asset allocation, when “fully deployed,” in private equity investments is expected to be as noted below. The Advisor anticipates that the Fund will invest the net proceeds from the sale of Shares, net of cash retained for operational needs to pay Fund expenses, in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments. However, a substantial portion of the Fund’s assets is invested in the investment strategies described in the preceding paragraph, before capital calls by the Investment Funds are made. To the extent Investment Funds in the portfolio have uncalled capital commitments, even when the Fund’s assets are “fully deployed”, the Advisor expects that a significant portion of the Fund’s assets will consist of assets other than Investment Funds, for the purposes of funding of capital calls, redemptions and tax distributions.

Private Equity Asset Allocation
Investment Fund Strategy
Buyout	40-100%
Growth Capital	0-60%
Special Situations	0-60%
Other	0-20%
Geographic Region
North America	20-100%
Europe	0-60%
Asia	0-40%
Other	0-20%

There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objectives, will satisfy the Advisor’s due diligence considerations or will be selected for the Fund. The percentages presented above represent the amount of capital invested in and committed to each category as a percentage of total capital invested in and committed to Investment Funds. As stated above, such percentages represent the Fund’s anticipated private equity allocation when fully deployed. As a result, if all commitments are not fully funded, the allocation of the Fund’s portfolio could potentially differ from the ranges shown above.

Investment Selection

The Advisor seeks to invest Fund assets in Investment Funds diversified across multiple aspects. These aspects include strategy, vintage year, geography, and Investment Fund Manager. The Advisor evaluates opportunities in each of these categories from a top-down and bottom-up approach to attempt to exploit both macroeconomic trends and themes as well as valuation opportunities. The Advisor also evaluates secondary market opportunities on the above criteria as well as pricing. Secondaries may be used to deploy capital in an efficient manner and/or to exploit times where the Advisor believes there are pricing discrepancies. In the final step of the investment process, the Advisor seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. Investment decisions for the Fund are based on a disciplined approach with each potential investment’s risk/return profile examined from a variety of perspectives, including how a particular opportunity will fit into the Fund’s portfolio of investments. The Advisor believes that this analysis may be further enhanced by the insight it has gained through investment experience.

Due Diligence

The Advisor and its personnel use a range of resources to identify and source the availability of promising Investment Funds. The Advisor’s diligence process focuses on risk management, investment and operational diligence. The Advisor selects investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Advisor’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles, and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Advisor seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

The Advisor and its personnel use a range of sources to identify, evaluate, select and monitor investments for the Fund. The Advisor’s investment professionals are involved throughout the process. John L. Sabre and Greg D. Anderson, as the Fund’s portfolio managers, are responsible for portfolio allocation and for final investment decisions.

The Advisor typically identifies prospective investments from multiple sources, including a network of intermediaries, agents and investors, and third party databases. The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting for primary investments. For secondary investments, the Advisor seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and an understanding of historical performance of prior funds, if any. The Advisor’s due diligence process focuses on both investment and operational due diligence.

During its diligence process, the Advisor may review offering documents, financial statements, regulatory filings, and client correspondence, among other documents, and seek to conduct interviews with senior personnel of existing and potential Investment Fund Managers. The Advisor expects to regularly communicate with the Investment Fund Managers about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The Advisor may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Advisor analyzes risk and performance; participate in periodic onsite visits; review audited and unaudited reports; monitor turnover in key personnel and changes in policies; and reviews valuation and historical cash flows. In performing some of its due diligence activities, the Advisor is required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Advisor will be accurate or will be provided on a timely basis or in the manner requested.

The conclusions of due diligence reviews are documented. The Fund’s portfolio managers may decline the opportunity, request additional information, or approve subject to tax and legal due diligence. Tax issues and legal terms of the investment are also considered.

Portfolio Construction

The Advisor manages the Fund’s portfolio with a view towards managing liquidity, maintaining a high investment level, and maximizing capital appreciation.

Accordingly, the Advisor may make investments and commitments based, in part, on anticipated future distributions from Investment Funds and other investments. The Advisor also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors, and any distributions made to investors.

The Fund’s strategy is to seek to invest in a group of Investment Funds with established Investment Fund Managers across varied strategies (e.g., buyouts, growth capital, special situations, and other opportunities) or other distinguishing features, including geography (e.g., North America, Europe, Asia, and other regions, including emerging markets), and vintage year (i.e., the year in which the Investment Fund begins investing). Additionally, these Investment Fund Managers may focus their investments in particular industries in which they have expertise.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Advisor may sell certain of the Fund’s assets.

The Fund is a “non-diversified” fund under the 1940 Act, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. See “Types of Investments and Related Risk Factors Non-Diversified Status.” The Advisor believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and Investment Fund Manager to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Advisor seeks to limit the Fund’s investment in any one Investment Fund to no more than 25% of the Fund’s gross assets (measured at the time of investment and assuming all Fund assets are fully deployed). In addition, the Fund’s investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund’s economic interests (measured at the time of investment) and less than 5% of the Investment Fund’s voting securities. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund seeks to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. The Fund seeks to limit the amount of voting securities it owns to less than 5% of the voting securities of any Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with an Investment Fund.

The Investment Funds generally are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. As a result, the Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds.

The Fund has no obligation to enter into any hedging transactions.

There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

The following risks relate to investments by the Fund and the Underlying Funds (including Investment Funds) in which it may invest:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Advisor’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Advisor will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful, (ii) the Investment Funds will achieve their return expectations, (iii) the Investment Funds will achieve any return of capital invested, (iv) the Fund’s investment activities will be successful, or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount invested. Global, national, regional and local reaction to any market events, natural disasters or a pandemic could impact the health of the economy, and the Fund, temporarily or for an extended period. An investment in the Fund’s shares represents an indirect investment in the investments owned by the Fund, including Investment Funds and Underlying Funds. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and Investment Fund and Underlying Fund investments may be more volatile than other segments of the securities market. In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) climate-change and climate-related events, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, may continue to have negative impacts, and in some cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Advisor will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. There is also the potential that the Advisor will be presented with an investment opportunity and is unable to pursue that opportunity because of a shortage of investable assets. Similarly, there is also a scenario in which the Advisor has sufficient capital on hand, but is unable to find opportunities to deploy it. This could occur for a variety of reasons but a few reasons include:

●	Private equity firms raise funds for their flagship funds intermittently and availability is sometimes limited.

●	Secondary private equity opportunities generally fluctuate with market liquidity and take several months to close.

Unspecified Investments: Dependence on the Advisor. The Advisor has complete discretion to select the Investment Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Advisor to identify and implement investments for the Fund (“Fund Investments”) consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Advisor in respect of the Fund Investments. The Advisor has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Advisor to develop and implement investment strategies that achieve the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Advisor will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Investment Fund.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions described in this Prospectus, the Investor Application and/or the Agreement and Declaration of Trust, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and none is expected to develop. Although the Advisor and the Fund expect to recommend to the Board that the Fund offer to repurchase up to 5% of the Shares quarterly, no assurances can be given that the Fund will do so for any particular quarter. Consequently, the Shares should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis at a price based on net asset value. Shares in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares in the Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund conducts repurchase offers on a schedule and in amounts that depend on a variety of factors. With respect to any future repurchase offer, Investors tendering their Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which is generally approximately 100 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Tender Valuation Date”). Investors that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value calculated as of the Tender Valuation Date is able to be determined.

A 2% early repurchase fee is charged by the Fund with respect to any repurchase of Shares from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of Shares. Such repurchase fee is retained by the Fund and benefits the Fund’s remaining investors. Shares tendered for repurchase are treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived or reduced by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender for fewer Shares than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner. See “Repurchases of Shares and Transfers.”

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its Investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. In addition, substantial repurchases of Shares may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered.

Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See “Repurchases of Shares and Transfers.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Advisor would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Investors. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Borrowing. Subject to the regulatory restrictions described below, the Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. The Fund may also borrow money to satisfy repurchase requests from Investors, to fund capital commitments to Investment Funds, to pay operating expenses, and to otherwise provide liquidity. The Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund with temporary liquidity to fund investments in Investment Funds in advance of the Fund’s receipt of distributions from another Investment Fund. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Advisor’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Advisor, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund bears a portion of the Management Fee and other expenses of the Fund. An Investor in the Fund also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund bears a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Interests: Inability to Vote. The Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund would be limited to owning less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person”, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Advisor. Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund does not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Fund, as it enables the Fund to acquire more interests of an Investment Fund that the Advisor believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. After the initial period of operations, the Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase and assuming all Fund assets are fully deployed) in any one Investment Fund.

Dilution from Subsequent Offering of Shares. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior investments.

Valuations Subject to Adjustment. The valuations reported by certain Underlying Funds (including the Investment Funds), upon which the Fund determines its net asset value calculated as of month-end and the net asset value of each Share, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Shares and Transfers.” As a result, to the extent that such subsequently adjusted valuations from an Underlying Fund or revisions to the net asset value of an Underlying Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Investors who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Investors who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, or the 1940 Act and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Fund Investments. Many of the Underlying Funds (including Investment Funds) may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisor to evaluate past performance or to validate the investment strategies of such Underlying Funds will be limited. Moreover, even to the extent an Underlying Fund has a longer operating history, the past investment performance of any of the underlying Fund investments should not be construed as an indication of the future results of such investments, particularly as the investment professionals responsible for the performance of such Underlying Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Advisor relies upon information provided to it by the Underlying Funds that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Investment Funds and certain other Underlying Funds will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. These investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Defaulted Debt Securities and Other Securities of Distressed Companies. The Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund or other Underlying Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Mezzanine Investments. An Investment Fund or other Underlying Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the borrower.

Real Estate Investments. The Fund may be exposed to real estate risk through the Investment Funds or other Underlying Funds. Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions. Moreover, in order to satisfy certain of the requirements for qualification as a RIC under the Code, the Fund’s ability to invest in real estate (both directly and indirectly) may be limited.

Small- and Medium-Capitalization Companies. Some Underlying Funds (including Investment Funds) may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Underlying Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the region of concentration.

Foreign Investment Risk. An Underlying Fund may make foreign investments. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Emerging Markets. Some Underlying Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. An Underlying Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Underlying Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Underlying Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, the recent period of reduced credit market liquidity and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Currency Risk. Underlying Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value. The Advisor may or may not elect to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Underlying Funds may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and an Underlying Fund may be incomplete, inaccurate and/or significantly delayed. The Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest does not have a readily ascertainable market price and is valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. When investing in an Underlying Fund (other than publicly offered mutual funds and ETFs), the Advisor conducts a due diligence review of the valuation methodology utilized by the Underlying Fund, which includes a determination whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value which the Advisor believes are consistent with those used by the Fund. However, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. In addition, global, national, regional and local market events, natural disasters or a pandemic could cause delays in reporting of valuations (and thus delays in the Fund’s financial reports to shareholders), temporarily or for an extended period. The Advisor oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Advisor may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments affect the Advisor’s compensation. Moreover, the Advisor generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information is generally provided on a quarterly basis while the Fund provides valuations on a monthly basis.

An Underlying Fund’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Advisor elects to cause the Fund to sell its interests in such an Underlying Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Underlying Fund’s valuations of such interests could remain subject to such fraud or error, and the Advisor may, determine to discount the value of the interests or value them at zero. All valuations are subject to the review and final approval by the Board.

Investors should be aware that situations involving uncertainties as to the valuations by Underlying Funds could have a material adverse effect on the Fund if the judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Underlying Funds, Investment Fund Managers and Others. The Fund may be required to indemnify certain of the Underlying Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in reliance upon information provided by the Fund. If the Fund was required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Similar indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in an Underlying Fund. An Underlying Fund may, among other things, terminate the Fund’s interest in that Underlying Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Fund or if the continued participation of the Fund in the Underlying Fund would have a material adverse effect on the Underlying Fund or its assets.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments depends in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an Underlying Fund interest as a secondary investment, the Fund does generally not have the ability to modify or amend such Underlying Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires certain Underlying Fund interests as a secondary investment, the Fund may acquire contingent liabilities associated with such interests. Specifically, where the seller has received distributions from the relevant Underlying Fund and, subsequently, that Underlying Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Fund seeks to maintain sufficient access to liquid assets in anticipation of funding capital calls. The Fund is required to make incremental contributions pursuant to capital calls issued from time to time by certain Underlying Funds (including Investment Funds).

Holding a sizeable cash position may result in lower returns than if the Fund employs an “over-commitment” strategy, in order to maximize its exposure to Investment Funds. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally. Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it is subject to significant penalties, such as the forfeiture of some or all of the Fund’s capital contribution to such Underlying Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Underlying Funds (including the forfeiture of a portion of the Fund’s capital contribution to such Underlying Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Investment Companies. The Fund may invest in investment companies such as open-end registered funds, closed-end funds, and exchange traded funds, or private funds exempt from registration such as hedge funds, private credit funds, and private equity funds. Section 12(d)(1)(A) of the 1940 Act provides that the registered investment companies may not: (1) purchase more than 3% of a registered investment company’s outstanding voting securities; (2) invest more than 5% of its assets in any single such registered investment company (the “5% Limit”), and (3) invest more than 10% of its assets in registered investment companies overall (the “10% Limit”).

Statutory Exemption from 5% and 10% Limits. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Investment companies are no longer be able to rely on the aforementioned exemptive orders and no-action letters, and are subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding voting securities of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1⁄2%. A registered investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such registered investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to registered investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Regulatory Exemption from Sales Load Limit. Further, if the Fund chooses to rely on Section 12(d)(1)(F), the Fund may also rely on Rule 12d1-3, which allows unaffiliated registered funds to exceed the 1.5% sales load limit and still rely on the exemption provided by Section 12(d)(1)(F) provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Purchases by “Affiliated Persons” of the Fund. The Fund and any “affiliated persons,” as defined by the 1940 Act, in reliance on Section 12(d)(1)(F) of the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding voting securities of any one Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds may be restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund in the foregoing manner will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. These limitations do not apply to the acquisition of Shares of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Fund, as a holder of the securities of other investment companies, bears its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses incurred by the Fund.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund, and Underlying Funds, may invest, including for defensive purposes, some or all of their respective assets in high-quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor or Underlying Fund managers deem appropriate under the circumstances. In addition, the Fund or an Underlying Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Fund will seek to maintain sufficient access to liquid assets, which, in addition to any available line of credit, will be sufficient to satisfy anticipated capital calls from Underlying Funds. Money market instruments are high-quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return. Credit risk may be substantial for the Fund in connection with its investment in private credit funds, or other Underlying Funds.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial-of-service attacks on fund websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or the Advisor, NLD, the Fund’s custodians, transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or the Fund’s service providers have established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Such private credit strategies may involve a variety of debt investing. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of such investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for such investments to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of an Underlying Fund to successfully utilize these instruments may depend on the ability of its manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Investments in mortgages or mortgage-related securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-related securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which an Underlying Fund may invest could negatively impact the value of its investments. To the extent an Underlying Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, it may be more susceptible to risk factors affecting such types of securities.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Business Development Company Risk. BDCs carry risks similar to those of a private equity or venture capital fund. The securities of a BDC are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Non-traded BDCs are subject to significant commissions, expenses and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investments. Non-traded BDCs are not liquid, and investments in non-traded BDCs may not be accessible for an extended period of time. Redemption programs offered by non-traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the non-traded BDC to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in non-traded BDCs. In addition, there is no guarantee that investors (including the Fund) will receive a distribution from a non-traded BDC.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a high water mark, hurdle amount and clawback provisions. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Advisor will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles managed or advised by the Advisor and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor attempts to allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not invest in the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase Fund Shares held by an Investor or other person acquiring Shares from or through an Investor, if: (i) the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor, (ii) ownership of the Shares by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, (iii) continued ownership of the Shares by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences, (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true, (v) the Investor is subject to special regulatory or compliance requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Shares, (vi) the Investor’s investment balance falls below $50,000, or (vii) the Fund or the Board determines that the repurchase of the Shares would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors. Any such repurchases may affect the Fund’s decision to permit Investors to tender Shares.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Advisor expects that the Fund will participate in multiple Investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies. Because the Fund emphasizes investment allocations to Investment Funds, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of the Fund manager, and the Fund may be less diversified, and subject to greater concentration risk, than other funds of private equity funds.

Sub-Placement Agent Risk. It is expected that Investors will invest in the Fund pursuant to pre-existing relationships with Sub-Placement Agents. When a limited number of Sub-Placement Agents represent a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agents.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. The Fund expects that it may not qualify for RIC status for its initial fiscal year-end, but does expect to qualify in subsequent years. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Advisor obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an Investment Fund may limit utilization of this cure period. In certain cases, the Fund may be afforded a longer cure period under savings provisions contained in the Regulated Investment Company Modernization Act of 2010. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive accurate information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income. (See “Certain Tax Considerations.”)

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

In addition, the Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies” (see “Certain Tax Considerations—Passive Foreign Investment Companies”).

The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify investment opportunities, enhance portfolio company value and to see when target improvements/value is reached. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Prospectus.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve their investment objective.

On November 29, 2012, the CFTC staff issued a temporary no-action relief from CPO registration to operators of “funds of funds” (“Temporary CFTC Relief”). The Temporary CFTC Relief expires six months after the CFTC staff issues revised guidance on the application of the trading restrictions applicable to operators of “funds of funds” registered with the SEC that wish to qualify for the exclusion from the definition of a CPO under CFTC Regulation 4.5. The CFTC has not yet proposed any guidance on the application of CFTC Regulation 4.5 to “funds of funds” and, as a result, the on-going compliance implications are still uncertain. It is possible that the Advisor could be limited in its ability to invest in Underlying Funds that use futures or options on futures or engage in swaps transactions to qualify for the exclusion under CFTC Regulation 4.5.

In the event the Advisor fails to qualify for the exclusion from CPO registration requirements under CFTC Regulation 4.5 upon expiration of the Temporary CFTC Relief and is required to register with the CFTC as a CPO with respect to the Fund, it will become subject to various disclosure, recordkeeping and reporting requirements applicable to registered CPOs and will likely be required to provide to the investors certified annual reports prepared in accordance with the relevant CFTC Regulations, which may increase the Fund’s expenses.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Independent Trustees”). The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

The Advisor

Founded in 2011, Princeton Fund Advisors, LLC, is registered as an investment advisor under the Advisors Act. Under the control of John L. Sabre and Greg D. Anderson, the Advisor is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of June 30, 2022 the Advisor had approximately $1.18 billion in assets under management. The Advisor is a subsidiary of Mount Yale, a Delaware limited liability company also controlled by John L. Sabre and Greg D. Anderson. Mount Yale, through Mount Yale Investment Advisors, LLC, had approximately $1.80 billion in assets under management as of June 30, 2022.

The Advisor serves as investment advisor to the Fund pursuant to a management agreement entered into between the Fund and the Advisor (the “Management Agreement”). The Board has engaged the Advisor to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Advisor allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether the Investment Fund’s investment performance and other criteria are satisfactory. The Advisor may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Advisor also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators. A discussion regarding the basis for the Board’s renewal of the Management Agreement is available in the Fund’s annual shareholder report dated March 31, 2022.

The offices of the Advisor are located at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, and its telephone number is (855) 897-5390. The Advisor or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, or the offices of Ulitmus Fund Solutions, LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Management Agreement

Pursuant to the Management Agreement, the Advisor is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Management Agreement was initially approved by the Fund’s full Board and by the Independent Trustees at a meeting held in person on September 22, 2014, and was also approved by the initial shareholder. The Management Agreement was most recently renewed at a Board meeting held on March 10, 2022, and the Board’s deliberations related to the renewal are included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2022. The Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the outstanding Shares of the Fund, or by the Advisor. The Management Agreement had an initial term expiring two years after the Fund commenced investment operations. Thereafter, the Management Agreement continues in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding Shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

In consideration of the management and administrative services provided by the Advisor to the Fund, the Fund pays, out of its assets, the management fee at the annual rate of 1.20% of the Fund’s total managed assets (the “Management Fee”). For purposes of determining the Management Fee payable to the Advisor for any month, total managed assets is calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). During the fiscal year ended March 31, 2020, the Fund incurred $684,394 in Management Fees. During the fiscal year ended March 31, 2021, the Fund incurred $746,390 in Management Fees. During the fiscal year ended March 31, 2022, the Fund incurred $1,106,910 in Management Fees.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Management Agreement. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Advisor, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Effective September 1, 2017, the Advisor voluntarily elected to waive a portion of the Management Fee attributable to the assets of the Fund invested in any mutual fund advised by the Advisor. The portion waived is equal to the amount of the management fee paid to the Advisor by such affiliated mutual fund that is attributable to Fund assets invested in the affiliated mutual fund, less the attributable amount of: (i) any fees paid to any subadvisor to the affiliated mutual fund and (ii) any fee waivers, expense reimbursements and other direct expenses incurred by the Advisor related to the affiliated mutual fund. Fees waived pursuant to this voluntary waiver are not subject to recoupment in future periods. During the fiscal year ended March 31, 2020, the Advisor waived $14,287 in Management Fees under this voluntary waiver. During the fiscal year ended March 31, 2021, the Advisor waived $0 in Management Fees under this voluntary waiver. During the fiscal year ended March 31, 2022, the Advisor waived $50,712 in Management Fees under this voluntary waiver.

Portfolio Managers

The below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and share equal responsibility and authority for managing the Fund’s portfolio. Each of the below portfolio managers has served as a portfolio manager to the Fund since inception. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions LLC, which has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement with the Trust and subject to the oversight of the Board. Ultimus Fund Solutions, LLC is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Custodian

U.S. Bank National Association, with principal offices at 800 Nicollet Mall, Minneapolis, MN 55402-7014, serves as custodian for securities and cash of the Fund’s portfolio. Under a Custody Agreement, U.S. Bank National Association holds Fund assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Advisor bears all of its own costs incurred in providing investment advisory services to the Fund. The Fund bears all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Shares, and any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Advisor also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (and, thus, indirectly by Investors) include:

●	all expenses related to the investment program, including, but not limited to: (i) expenses borne indirectly through the Fund’s investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees), (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, (iii) transfer taxes and premiums, (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income, (v) fees for data, software and technology providers, (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts), and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	the Management Fee;

●	the Distribution and Service Fee for Class A, Class AA, Class II, Class C, Class T and Class L Shares;

●	all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund) associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

●	fees of the Independent Trustees and the costs and expenses of holding any meetings of the Board or Investors that are regularly scheduled, permitted or required to be held under the terms of the Agreement and Declaration of Trust, the 1940 Act or other applicable law;

●	compensation payable to the chief compliance officer of the Fund, and expenses attributable to implementing the compliance program;

●	fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, and the Independent Trustees;

●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Advisor, or the Trustees or the officers of the Fund;

●	recordkeeping, custody and transfer agency fees and expenses;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential Investors;

●	all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent;

●	fees of custodians or any escrow agent, including any fees associated with the escrow account, and other service providers including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services;

●	any extraordinary expenses (as defined below), including indemnification or litigation expenses;

●	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund reimburses the Advisor for any of the above expenses that it pays on behalf of the Fund.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. To the knowledge of the Fund, as of July 1, 2022, there were no shareholders who beneficially owned more than 25% of the Fund.

DESCRIPTION OF SHARES

General

The Fund is a statutory trust organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares and the Fund currently offers Class A, Class I, Class AA, Class II, Class C, Class T and Class L Shares. Each Share has one vote at all meetings of Investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each Investor will have the right to cast a number of votes based on the number of such Investor’s respective Shares at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. On each matter submitted to a vote of Investors, unless the Board determines otherwise, all Shares of all classes shall vote as a single class, except if a separate vote of any class is required by the 1940 Act or other applicable law or attributes applicable to a particular class, or if a matter affects only the interests of a particular class. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Except as otherwise described above, all Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Under certain circumstances, Shares may be converted from one class of Shares to another class of Shares. The aggregate net asset value of the Shares of the class received upon such conversion will equal the aggregate net asset value of the converted Shares as of the date of the conversion. Investors are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it, in its sole discretion, deems advisable. Shares are not available in certificated form. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Shares Not Listed; No Market for Fund Shares.”

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at an Investor’s meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund.

The following table shows the amounts of shares of the Fund that have been authorized and are outstanding as of November 1, 2022:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class A Shares	Unlimited	0	0
Class I Shares	Unlimited	91,751,780	89,762,043
Class AA Shares	Unlimited	0	0
Class II Shares	Unlimited	0	0
Class C Shares	Unlimited	0	0
Class T Shares	Unlimited	0	0
Class L Shares	Unlimited	0	0

DISTRIBUTION POLICY; DIVIDENDS

The Fund intends to make quarterly distributions to shareholders and dividends will be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually. In addition, depending upon the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes—that is to say, the Fund will effectively be returning to each Investor a portion of the Investor’s initial investment in the Fund. A return of capital will not be taxable to Investors at the time of its payment. It will, however, decrease an Investor’s tax basis in his or her Shares. For example, if an Investor has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the Investor will not have to pay taxes on the return of capital when the Investor receives it. However, the Investor’s tax basis in his Shares will be reduced from $100,000 to $95,000. If the Investor later tenders his Shares for $105,000, the Investor will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. See “Certain Tax Considerations—Distributions” and “Income from Repurchases and Transfers of Shares.”

The net asset value of each Share that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Shares.

An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct UFS otherwise. An Investor who elects not to reinvest will generally receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Investor Application. Investors are free to change their election at any time by contacting UFS. Your request must be received by UFS before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Advisor considers suitable for the Fund.

CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on the last business day of each calendar month, as of each date that a Share is offered or repurchased, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values per Share varies over time as a result of different fees and expenses applicable to each Class and different initial inception dates, and different offering prices on the Initial Closing of such share class.

The Advisor, with the assistance of the Fund’s administrator, prepares and the Board oversees the valuation of the Fund’s assets in accordance with the valuation procedures approved by the Board (the “Valuation Procedures”). In the case of Investment Funds or other securities for which market quotations are not readily available, the Advisor oversees such valuations, which is reported to the Board on at least a quarterly basis.

The Valuation Procedures provide that the Fund values its investments in Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily is the carrying amount (book value) of the Fund’s interest in such investments as determined by reference to the most recent valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date; provided that such values is adjusted for any other relevant information available at the time the Fund values its portfolio, if any, including capital activity and material events occurring between the reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date.

A meaningful input in the Fund’s Valuation Procedures is the valuations provided by each Investment Fund. Generally, each Investment Fund is expected to value its investments at their market price if market quotations are readily available, with a discount in the case of restricted securities. In the absence of observable market prices, the Investment Fund values its investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The Investment Fund management’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on an Investment Fund’s unrealized investments depends on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Fund’s valuations are based.

In reviewing the valuations provided by Investment Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Advisor will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or direct private equity investment. In accordance with the Valuation Procedures, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Investment Fund Managers may value investments in Portfolio Companies at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Advisor may approve such valuations. In other cases, the Advisor may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment is revalued in a manner that the Advisor, in accordance with the Valuation Procedures, determines in good faith best approximates market value. The Board is responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In determining fair value, the Advisor takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Investments in private investment companies are categorized in Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the underlying private investment companies and their ability to liquidate their underlying investments. If the Fund has the ability to redeem its investment at the reported net asset valuation as of the measurement date, the investment is generally categorized in Level 2 of the fair value hierarchy. If the Fund does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is categorized in Level 3 of the fair value hierarchy. In addition, investments that are not valued using the practical expedient are categorized in Level 3 in the fair value hierarchy.

Notwithstanding the above, Investment Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Advisor will be able to confirm independently the accuracy of valuations provided by any Investment Fund Managers (which are generally unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Investment Funds or direct private equity investments, the Fund, as applicable, will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Advisor not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available are normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Advisor not to reflect market value are valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Advisor not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Advisor at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund are valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Advisor not to reflect the market value, the Advisor will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

The Advisor and its affiliates act as investment Advisors to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisor or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board, the Advisor, or the Investment Fund Managers regarding appropriate valuations should prove incorrect. Also, Investment Fund Managers generally only provide determinations of the net asset value of Investment Funds periodically, and it may be difficult to determine the Fund’s net asset value more frequently.

REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Repurchase

No Investor or other person holding any Fund Shares acquired from an Investor has the right to require the Fund to redeem or repurchase any Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Investors may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may, from time to time, provide liquidity to Investors by offering to repurchase Shares pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Investors tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which generally is approximately 75 days prior to the date that the Shares to be repurchased are valued by the Fund. Investors that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date. In no case will the Fund make full cash payment for Shares later than 65 days after the last day that Shares may be tendered pursuant to the repurchase offer, except that full payment of a 5% Post-Audit Payment may be made no later than 5 business days after completion of the annual audit.

In determining whether the Fund should offer to repurchase Shares, the Board considers the recommendations of the Advisor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisor anticipates that, generally, the Advisor will recommend to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a “Tender Valuation Date”). The Advisor expects that, generally, it will recommend to the Board that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30 and December 31) should apply to no more than 5% of the net assets of the Fund. Each repurchase offer generally commences approximately 100 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board considers the following factors, among others:

●	whether any Investors have requested to tender Shares to the Fund;

●	the liquidity of the Fund’s assets (including fees and costs associated with disposing of the Fund’s interests in underlying Investment Funds);

●	the investment plans and working capital and reserve requirements of the Fund;

●	the relative economies of scale of the tenders with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the availability of information as to the value of the Fund’s investments in underlying Investment Funds;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

●	the recommendations of the Advisor.

The Fund repurchases Shares from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors. When the Board determines that the Fund will repurchase Shares, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Investors deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Advisor during the period.

Subject to applicable law, the Agreement and Declaration of Trust provides that after the first two full years of operations, if an Investor submits to the Fund a written request to commence a repurchase offer and the Fund does not commence a repurchase offer of at least 5% of the net assets of the Fund within a period of two years from the date of such written request, the Fund will thereafter offer to all then Investors the opportunity to remain in the Fund or elect to contribute their Shares to a special purpose vehicle (an “SPV”) that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period.

If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Shares of Investors if, among other reasons, the Board determines that such repurchase would be in the interests of the Fund.

Repurchases are effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Shares unless the Share is held for less than one year. A 2% early repurchase fee (the “Early Repurchase Fee”) is charged by the Fund with respect to any repurchase of Shares from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Shares. The Early Repurchase Fee is retained by the Fund and will be for the benefit of the Fund’s remaining Investors. Shares tendered for repurchase are treated as having been repurchased on a “first in —first out” basis. Shares are repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee for the quarter in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund’s investments in Investment Funds, each repurchase offer will generally commences approximately 100 days prior to the applicable Tender Valuation Date. Tenders are revocable upon written notice to the Fund at any time up to prior to the Tender Valuation Date (such deadline for revocation being the “Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

If the Fund’s repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Shares as would be available under the procedures described above. The Fund may not be able to guarantee liquidity to Investors through repurchase offers, as the Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally are funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

The Fund may be required to liquidate portfolio holdings earlier than the Advisor would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisor intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Shares must maintain an investment balance of at least his investment minimum after the repurchase is effected. If an Investor tenders an amount that would cause the Investor’s investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of the Investor’s Shares in the Fund.

The Fund may repurchase Shares without consent or other action by the Investor or other person if the Board determines that:

●	the Shares have been transferred or have vested in any person other than by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor);

●	ownership of Shares by an Investor or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by an Investor may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●	with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Shares;

●	the investment balance of the Investor falls below the required minimum; or

●	it would be in the interest of the Fund for the Fund to repurchase the Shares.

In the event that the Advisor or any of its affiliates holds Shares in the capacity of an Investor, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred or pledged only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Fund, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed disposition must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.

Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such disposition. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Shares transferred.

By purchasing Shares of the Fund, each Investor agrees to indemnify and hold harmless the Fund, the Trustees, the Advisor, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any disposition made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

APPLICATION FOR INVESTMENT

Purchase Terms

The Fund may accept initial purchases of Shares as of the Initial Closing for each Share Class and initial or additional purchases on each subsequent Closing Date (generally the first business day of each calendar month thereafter). Each prospective Investor is required to complete an Investor Application. If available funds and the application are not received at least five (5) business days prior to the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund may reject any Investor Application in its sole discretion. The Fund is not obligated to sell any Shares to Sub-Placement Agents, or to any brokers or dealers. The Fund does not issue the Shares purchased (and an investor does not become an Investor with respect to such Shares) until the applicable Closing Date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing escrow account prior to the amounts being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The purchase amount will be released from the escrow account once the Investor’s order is accepted. While any applicable placement fee may be released from escrow prior the relevant Closing Date, such amounts will be recovered if an Investor’s order is not accepted by the Fund. An Investor Application must be received by the Advisor and good funds for the full subscription amount delivered to the Fund at least five (5) business days prior to the relevant Closing Date. If an Investor Application is not delivered in proper form in a timely manner and accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and any funds will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

The Initial Closing for subscriptions of Class I Shares was held on May 13, 2016, the Initial Closing for subscriptions of Class A Shares was held on July 1, 2016, the Initial Closing for subscriptions of each of Class C and Class II Shares was held on April 3, 2017, the Initial Closing for subscriptions of Class AA Shares was held on November 1, 2017, the Initial Closing for subscriptions of Class T Shares was held on April 2, 2018, and the Initial Closing for Class L Shares was July 2, 2018.

Investors in Class A, Class AA, Class C, Class T and Class L Shares are charged a placement fee of 3.50% (maximum) on the amount they invest in Class A Shares, 6.00% on the amount they invest in Class AA Shares, 4.75% of the amount they invest in Class C Shares, 3.50% of the amount they invest in Class T Shares, and 2.25% of the amount they invest in Class L Shares. Any placement fee reduces the amount of a Class A, Class AA, Class C, Class T or Class L Shareholder’s investment in the Fund. The placement fee is paid to NLD in connection with sales of shares. With respect to Class A Shares, an Investor’s financial intermediary may, in its discretion, waive all or a portion of the placement fee for certain Investors. Whether a placement fee waiver is available for a retirement plan or charitable account depends upon the policies and procedures of the Investor’s financial intermediary. Please consult your financial Advisor for further information. With respect to Class A, Class AA, Class C, Class T and Class L Shares, NLD will in turn re-allow a portion of such fee to Sub-Placement Agents who have signed a selling agreement with NLD in accordance with the schedule set forth in this Prospectus and the applicable selling agreement. All Investors in Class A, Class AA, Class II, Class C, Class T and Class L Shares remain subject to eligibility requirements set forth in this Prospectus. Investors may purchase Class I or Class II Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs available from their financial advisor or financial intermediary. Investors may also be permitted to purchase Class I Shares directly from the Fund in certain limited circumstances in the sole discretion of the Advisor, based on consideration of various factors, including the Investor’s overall relationship with the Advisor, the Investor’s holdings in other funds affiliated with the Advisor and such other matters as the Advisor may consider relevant at the time. Class I and Class II Shares will not be charged a placement fee.

Generally, the stated minimum initial investment in the Fund is $35,000 for Class A Shares, $50,000 for Class I Shares, and $25,000 for Class AA, Class II, Class C, Class T Shares and Class L Shares, which minimums may be reduced by the Fund in the sole discretion of the Advisor based on consideration of various factors, including the Investor’s or his financial advisor’s overall relationship with the Advisor, the Investor’s holdings in other funds affiliated with the Advisor, and such other matters as the Advisor may consider relevant at the time. From time to time, the Fund may sell additional Shares to Eligible Investors. Existing Investors seeking to purchase additional shares are required to qualify as an Eligible Investor at the time of such additional purchase, except with respect to reinvested dividends. The minimum additional investment in the Fund is $10,000 for Class A and Class I Shares, and $5,000 for Class AA, Class II, Class C, Class T Shares and Class L Shares. To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, each Investor needs to provide the name, address, date of birth, and other identifying information for the Investor. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon by Thompson Hine LLP, 312 Walnut Street, Suite 2000, Cincinnati, OH 45202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP is the independent registered public accounting firm for the Fund and audits the Fund’s consolidated financial statements. RSM US LLP is located at 555 Seventeenth Street, Suite 1200, Denver, CO 80202.

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 1-855-897-5390 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that the Investor may be obligated to repay any funds wrongfully distributed to the shareholder.

Duty of Care of the Board and the Adviser

The Agreement and Declaration of Trust provides that none of the Trustees, officers or the Adviser (including certain of the Adviser’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Agreement and Declaration of Trust, the Fund shall have perpetual existence. The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board by written notice to the Shareholders. Upon dissolution of the Fund, the Board shall pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the Shareholders of, ratably according to the number of Shares held by the several Shareholders on the record date for such dissolution distribution.

Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file no.: 811-23000). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

Rev. July 2021

PRIVACY NOTICE
FACTS	WHAT DOES PRINCETON EVEREST FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number	●	Purchase History
	●	Assets	●	Account Balances
	●	Retirement Assets	●	Account Transactions
	●	Transaction History	●	Wire Transfer Instructions
	●	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Princeton Private Everest Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Princeton Everest Fund share?	Can you limit This sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 631-490-4300

Who we are
Who is providing this notice?	Princeton Everest Fund
What we do
How does Princeton Everest Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Princeton Everest Fund collect my Personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	Sharing for affiliates’ everyday business purposes — information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Princeton Everest Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	●	Princeton Everest Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Princeton Everest Fund doesn’t jointly market.

STATEMENT OF ADDITIONAL INFORMATION

December 9, 2022

PRINCETON EVEREST FUND

(formerly known as “Princeton Private Investments Access Fund”)

Principal Executive Offices

8500 Normandale Lake Blvd, Suite 1900

Minneapolis, MN 55437

1-855-897-5390

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Princeton Everest Fund (the “Fund”), dated December 9, 2022 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of the Fund.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-855-897-5390 or by visiting the Fund’s website at www.princetoneverestfund.com. Information on the website is not incorporated herein by reference. You may obtain information about the Fund on a website maintained by the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov that contains the Fund’s SAI, material incorporated by reference, and other information regarding the Fund. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware statutory trust on September 18, 2014. The Fund’s principal office is located at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, and its telephone number is (855) 897-5390. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Pursuant to this Prospectus, the Fund is offering seven classes of shares of beneficial interest (“Shares”), designated as “Class A Shares”, “Class I Shares”, “Class AA Shares”, “Class II Shares”, “Class C Shares”, “Class T Shares,” and “Class L Shares” to investors eligible to invest in the Fund. On April 22, 2015, the Securities and Exchange Commission (“SEC”) granted the Fund an exemptive order to permit the Fund to offer multiple classes of Shares. Shares are offered at their net asset values plus, if applicable, the upfront sales load with respect to any such Share class. While the Fund presently offers seven classes of Shares, it may offer additional classes of Shares as well in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset values for the classes of Shares are calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the net asset values of Shares will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective share class on its Initial Closing.

Princeton Fund Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,
POLICIES, INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Shares of the Fund are listed below. For the purposes of this Prospectus, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares of the Fund, whichever is less. The Fund:

1.	May not borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness).

2.	May not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

3.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

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4.	May not make loans, except that the Fund may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt or fixed income securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

5.	May purchase, hold or deal in real estate, and it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

6.	May invest in commodities or commodity contracts, and it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

7.	May not concentrate in a particular industry. Concentration is deemed to occur if the Fund were to invest more than 25% of the value of its total assets in the securities of issuers in a particular industry or group of industries, except that U.S. Government securities may be purchased without limitation. When calculating this 25% policy, the Fund will look through the Investment Funds or underlying registered investment companies and include the portfolio investment held by the underlying investment in the calculation where the identity of the underlying portfolio securities can be reasonably determined.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when Advisor deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Advisor, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

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MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Advisor, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Advisor’s senior managerial and financial officers, the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee, which consists of all of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Advisor (the “Independent Trustees”), meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. The Board also receives periodic presentations from senior personnel of the Advisor regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Advisor and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Board’s members be Independent Trustees. To rely on certain exemptive rules under the 1940 Act, a majority of the Board’s members must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, two of the three Board members are Independent Trustees. The Chairman of the Board, John L. Sabre, is an interested person because of his affiliation with the Advisor. The appointment of John L. Sabre as Chairman reflects the Board’s belief that his experience, familiarity with the day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities. His access to administrative support also facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of Board meetings. In addition, the Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund.

The Board, including the two Independent Trustees, interact directly with senior management of the Advisor at scheduled meetings and between meetings as appropriate and an Independent Trustee chairs the Audit Committee. The Board has determined that its leadership structure, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Advisor provides to the Fund and potential conflicts of interest that could arise from this relationship, (ii) the extent to which the day-to-day operations of the Fund is conducted by Fund officers, respectively, and employees of the Advisor, (iii) the Board’s oversight role in management of the Fund, and (iv) the Board’s size and the cooperative working relationship among the Independent Trustees and among the entire Board.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Members of the Board, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o Princeton Fund Advisors, LLC, 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437.

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Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee*	Other Directorships/Trusteeships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Jeffrey P. Greiner Born: 1958 Trustee and Chairman of the Audit Committee	Term — Indefinite Length — Since September, 2014	Co-Founder and Managing Partner, Northern Pacific Group (since 2012); Senior Advisor, Norwest Equity Partners (2007-2012)	2

YMCA of the Greater Twin Cities (since 2000); Greater Twin Cities United Way (since 2009); Boy Scouts of America (since 2013); The Minnesota Orchestra (since 2002); The Cathedral Church of St. Mark (since 2008); Ellington Income Opportunities Fund (since 2018).

G. Mike Mikan Born: 1971 Trustee	Term — Indefinite Length — Since December, 2014	Vice Chairman and President of Bright Health, Inc. (since 2019); Chairman and Chief Executive Officer of Shot-Rock Capital, LLC, a private investment capital group (2015-2019); President, ESL Investments, Inc. (2013-December, 2014); Interim Chief Executive Officer, Best Buy (2012); Executive Vice President, Chief Financial Officer of UnitedHealth Group, and Chief Executive Officer of Optum (1998-2012)	2	AutoNation (since 2013); Ellington Income Opportunities Fund (since 2018); Best Buy Co., Inc., (2008-2012); Breck School (since 2009); Make-A-Wish Foundation of Minnesota (2004-2009); Children’s Theatre Company (2007-2011); Shot-Rock Capital, LLC and its affiliates (2014-2018)
INTERESTED TRUSTEE
John L. Sabre Born: 1957 Trustee, Chairman, and Principal Executive Officer	Term — Indefinite Length — Since September, 2014	Chairman and CEO, Mount Yale Capital Group, LLC (Since 2003); Chairman and CEO Princeton Fund Advisors, LLC (Since 2003)	2	Ellington Income Opportunities Fund (Since 2018)

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee*	Other Directorships/Trusteeships Held by Trustee During Past Five Years
OFFICER(S) WHO ARE NOT TRUSTEES
Christopher E. Moran Born: 1979 Treasurer	Term — Indefinite Length — Since September, 2014	Controller/CFO, Mount Yale Capital Group, LLC (since 2007)	N/A	N/A
Chris Nelson Born: 1968 Secretary	Term — Indefinite Length — Since August, 2021	Senior Compliance Officer, Mount Yale Capital Group, LLC (2021-Present); Compliance Officer, TruChoice Financial Group, LLC (November 2010-February 2021)	N/A	N/A
Emile Molineaux Born: 1962 Chief Compliance Officer	Term — Indefinite Length — Since September, 2014	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Ultimus Fund Solutions, LLC fka Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011)	N/A	N/A

*	The Fund Complex includes the Fund and Ellington Income Opportunities Fund.

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Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Board member possesses which the Board believes has prepared them to be effective Board members. Each Board member believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Board has balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the attributes common to all Board members is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Board is counseled separately by independent legal counsel, who is also counsel to the Fund and participates in the Board’s meetings and interacts with the Advisor; counsel for the Board and the Fund counsel has significant experience advising funds and fund board members. The Board and any committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Jeffrey Peter Greiner has served as a Managing Partner and Co-Founder of Northern Pacific Group since 2012 where he focuses on growth equity investments in the Technology and Business Services Sectors. He previously served as Senior Advisor/Operating Partner of Norwest Equity Partners from 2007 to 2012, focusing on Technology, along with Business and Financial Services investments for the leading private equity/growth equity firm in the Upper Midwest. He was responsible for sourcing proprietary transactions and successfully driving portfolio company businesses development and growth including exits. Mr. Greiner has a Master of Business Administration from The Wharton School, University of Pennsylvania, and a Bachelor of Science, Economics from Southern Methodist University. Mr. Greiner is the Chair of the Audit Committee.

George L. Mikan III, also known as G. Mike Mikan, is Vice Chairman and President of Bright Health, Inc., a consumer-focused health insurance and services business. From January 2015 to December 2018, Mr. Mikan served as Chairman and Executive Officer of Shot-Rock Capital, LLC (formerly Northern Oak Capital, LLC), a private investment capital group. From January 2013 to December 2014, Mr. Mikan served as President of ESL Investments, Inc., a privately owned hedge fund. He formerly served as Chief Executive Officer (interim) of Best Buy Co., Inc. (NYSE: BBY), after being appointed to the role by its Board of Directors in 2012, and, in addition to, serving as a Best Buy director since April 2008. Mr. Mikan held various executive positions between 1998 and 2012, including Executive Vice President and Chief Financial Officer, UnitedHealth Group (NYSE: UNH); and Chief Executive Officer of Optum, a diverse health care services and technology company and affiliate of UnitedHealth Group. Prior to that, Mr. Mikan was employed by Arthur Andersen as a Manager in the mergers and acquisitions practice and Tax Staff Analyst between 1994 and 1998. Mr. Mikan has strong financial and operational expertise, as well as public company leadership experience. He is a Minneapolis native and holds a B.A. from the University of St. Thomas. Mr. Mikan currently also serves as a board member of AutoNation (NYSE: AN).

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale Capital Group, LLC (“Mount Yale”) (an affiliate of the Advisor) since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

Each Board member serves on the Board for terms of indefinite duration. A Board member’s position in that capacity will terminate if he is removed, resigns or is subject to various disabling events such as death or incapacity. A Board member may resign upon written notice to the other members and may be removed either by vote of two-thirds of the members not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Board member, the remaining members may appoint an individual to serve as a Board member, so long as immediately after such appointment at least two-thirds of the Board then serving would have been elected by the Investors. The Board may call a meeting of Investors to fill any vacancy in the position of a Board member and must do so within 60 days after any date on which Trustees who were elected by the Investors cease to constitute a majority of the Board then serving. If no Board member remains to manage the business of the Fund, the Advisor may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Board members or dissolving the Fund.

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The only standing committee of the Board is the Audit Committee. The current members of the Audit Committee are Messrs. Greiner and Mikan, constituting all of the Independent Trustees. Mr. Greiner is currently the Chair of the Audit Committee. The function of the Board’s Audit Committee, pursuant to its adopted written charter, is: (i) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications, independence and performance. During the fiscal year ended March 31, 2022, the Audit Committee met three times.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2021.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Jeffrey P. Greiner	None	None
G. Mike Mikan	None	None
John L. Sabre	over $100,000	over $100,000

As of the date of this SAI, none of the Independent Trustees or their immediate family members owned beneficially or of record securities of the Advisor, NLD, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or NLD.

Trustee Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Trustees
Jeffrey P. Greiner Trustee and Chairman of Audit Committee	$30,000	$50,000
G. Mike Mikan Trustee	$30,000	$50,000
John L. Sabre Trustee	None	None

*	Fees earned from the Fund during the fiscal year ended March 31, 2022.
**	The “Fund Complex” consists of the Fund and Ellington.

The Independent Trustees are currently each paid by the Fund an annual retainer of $30,000, to be paid quarterly. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

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Codes of Ethics

Each of the Fund and the Advisor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Ethics Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. To the knowledge of the Fund, as of November 18, 2022, there were no shareholders who beneficially owned more than 25% of the Fund.

To the knowledge of the Fund, as of November 18, 2022, the Board and the officers of the Fund, as a group, owned 1.613% of the outstanding Shares of the Fund.

The name, address, and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Shares of any share class of the Fund as of November 18, 2022 were as follows:

Class A		Class C
National Financial Services	5.26%	Pershing LLC	25.51%
1 Vista Cielo		FBO Michael Smalie IRA
Dana Point, CA 92629		1145 Clearwood Dr.
		Allentown, PA 18103
Haidi W. Huang Ttee/Morris	6.49%
M Chen Ttee		RBC Capital Markets, LLC	27.73%
Haidi W Huang Retirement Trust		FBO Brenda Bracken
18631 E Gale Ave.		4480 Lucerne Place SW
City of Industry, CA 91748		Lilburn, GA 30047

National Financial Services	5.49%	RBC Capital Markets, LLC	18.13%
Sigrid Peppers Survivors Trust		FBO Michael Benson
6609 Esplanade		4985 Stablegate Court
Playa del Rey, CA 90293		Cumming, GA 30028
		Equity Trust Company	5.73%
Class I		FBO Hollis W Pickett JR
National Financial Services	5.65%	1708 Legrand Cir
RMR Structured Portfolio Church		Lawrenceville, GA 30043
1759 Castle Hill Avenue
Bronx, NY 10462		RBC Capital Markets, LLC	22.91%
		FBO Robert D Buckleo
Class AA		3270 Wood Springs Trce SW
Joshua Grieger	41.34%
8020 Dairy Ridge Road		Lilburn, GA 30047
Mebane, NC 27302
		Class II
Karen Tilley	10.34%	Jon Foran & Kimberly Sarchet	9.15%
14 Ridgefield CV		1848 Sierra Madre Villa Ave
Little Rock, AR 72223		Pasadena, CA 91107

James Tilley	10.34%	Community National Bank	7.25%
67 River Ridge Road		FBO Russel Smith
Little Rock, AR 72227		6675 Gascony Pl.
		Fort Worth, TX 76132

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Daniel Tis	9.28%	Class T
4198 Bay Beach Lane		Scott Hamm & Rebecca Hamm	24.81%
Ft. Myers Beach, FL 33931		428 Mill Creek Rd.
		Kutztown, PA 19530
Sidney Dillon	5.35%
1715 N Nye Avenue		Barry Slabik & Sandra Slabik	34.52%
Fremont, NE 68025		501 N 26th St.
		Reading, PA 19606
Community National Bank	7.58%
1940 Laurel Hollow Rd.		Pershing LLC	12.22%
Syosset, NY 11791		FBO Sharon Muntz
		15 Terrace Lane
Class L		Macungie, PA 18062
Glen De Vries	10.04%
445 Lafayette Street		Larry Long/Long Family Trustee	11.60%
New York, NY 10003		1256 Tilden Road
		Mohrsville, PA 19541
Jacquelyn Frazier & Todd Frazier	10.68%
189 Dayna CT		Equity Trust Company	16.85%
Toms River, NJ 08753		Clay L Poole
		1926 Highway 178
		Swansea, SC 29160

The Advisor

Founded in 2011, Princeton Fund Advisors, LLC, is registered as an investment advisor under the Advisors Act. Under the control of John L. Sabre and Greg D. Anderson, the Advisor is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of June 30, 2022 the Advisor had approximately $1.18 billion in assets under management. The Advisor is a subsidiary of Mount Yale, a Delaware limited liability company also controlled by John L. Sabre and Greg D. Anderson. Mount Yale, through Mount Yale Investment Advisors, LLC, had approximately $1.80 billion in assets under management as of June 30, 2022.

The Advisor serves as investment advisor to the Fund pursuant to a management agreement entered into between the Fund and the Advisor (the “Management Agreement”). The Board has engaged the Advisor to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Advisor allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether the Investment Fund’s investment performance and other criteria are satisfactory. The Advisor may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Advisor also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators. A discussion regarding the basis for the Board’s renewal of the Management Agreement is available in the Fund’s annual shareholder report dated March 31, 2022.

The offices of the Advisor are located at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, and its telephone number is (855) 897-5390. The Advisor or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, or the offices of Ulitmus Fund Solutions, LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Management Agreement

Pursuant to the Management Agreement, the Advisor is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Management Agreement was initially approved by the Fund’s full Board and by the Independent Trustees at a meeting held in person on September 22, 2014, and was also approved by the initial shareholder. The Management Agreement was most recently renewed at a Board meeting held on March 10, 2022, and the Board’s deliberations related to the renewal are included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2022. The Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the outstanding Shares of the Fund, or by the Advisor. The Management Agreement had an initial term expiring two years after the Fund commenced investment operations. Thereafter, the Management Agreement continues in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding Shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

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In consideration of the management and administrative services provided by the Advisor to the Fund, the Fund pays, out of its assets, the management fee at the annual rate of 1.20% of the Fund’s net asset value (the “Management Fee”). For purposes of determining the Management Fee payable to the Advisor for any month, net asset value is calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). During the fiscal year ended March 31, 2020, the Fund incurred $684,394 in Management Fees. During the fiscal year ended March 31, 2021, the Fund incurred $746,390 in Management Fees. During the fiscal year ended March 31, 2022, the Fund incurred $1,106,910 in Management Fees.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Management Agreement. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Advisor, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Effective September 1, 2017, the Advisor voluntarily elected to waive a portion of the Management Fee attributable to the assets of the Fund invested in any mutual fund advised by the Advisor. The portion waived is equal to the amount of the management fee paid to the Advisor by such affiliated mutual fund that is attributable to Fund assets invested in the affiliated mutual fund, less the attributable amount of: (i) any fees paid to any subadvisor to the affiliated mutual fund and (ii) any fee waivers, expense reimbursements and other direct expenses incurred by the Advisor related to the affiliated mutual fund. Fees waived pursuant to this voluntary waiver are not subject to recoupment in future periods. During the fiscal year ended March 31, 2020, the Advisor waived $14,287 in Management Fees under this voluntary waiver. During the fiscal year ended March 31, 2021, the Advisor waived $0 in Management Fees under this voluntary waiver. During the fiscal year ended March 31, 2022, the Advisor waived $50,712 in Management Fees under this voluntary waiver.

Portfolio Managers

The below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and share equal responsibility and authority for managing the Fund’s portfolio. Each of the below portfolio managers has served as a portfolio manager to the Fund since inception.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles and registered mutual funds. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. Although there are not currently other client accounts that will be pursuing the same types of private equity investments as the Fund, the Advisor may, for example, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to favor Client Accounts over the Fund. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

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Each Portfolio Manager’s compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Advisor and not by the Fund. Because the Portfolio Managers are indirect equity owners of the Advisor and are affiliated with other entities that may receive performance-based fees from other client accounts, the supplemental distribution that the Portfolio Managers receive from the Advisor, its parent company, or affiliates, directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Advisor from advisory fees and performance-based fees derived from certain client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2022.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed (in millions)
John L. Sabre	7	$1,051	3	$16	1179	$1,796
Greg D. Anderson	7	$1,051	3	$16	1179	$1,796

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed
John L. Sabre	0	$0	1	$16	0	$0
Greg D. Anderson	0	$0	1	$16	0	$0

Ownership of Securities

The following table shows the dollar range of the Fund’s equity securities beneficially owned by the portfolio managers as of March 31, 2022.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Greg D. Anderson	$100,001-$500,000
John L. Sabre	Over $1,000,000

The Distributor

Northern Lights Distributors, LLC acts as the distributor of the Fund’s Shares. NLD’s principal business address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

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CONFLICTS OF INTEREST

The Advisor

The Advisor or its affiliates provide or may provide investment advisory and other services to various entities. The Advisor, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisor and its affiliates, “Other Accounts”). The Fund has no interest in these activities. The Advisor and its affiliates may receive payments from private equity sponsors or others in connection with such activities. As a result of the foregoing, the Advisor and the investment professionals who, on behalf of the Advisor, manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisor will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisor will commit the Fund’s assets. There also may be circumstances under which the Advisor will consider participation by Other Accounts in investment opportunities in which the Advisor does not intend to invest on behalf of the Fund, or vice versa.

In addition, the Advisor may invest a portion of the Fund’s assets in Underlying Funds that pay a management fee to the Advisor or an affiliate of the Advisor. The Fund may be invested in one or more Underlying Funds that are managed by entities whose affiliates sub-advise an Other Account that pays a management fee to the Advisor or an affiliate of the Advisor.

The Advisor also intends to compensate, from its own profits from managing the Fund or other resources, NLD, brokers, dealers or other financial intermediaries in connection with the distribution of Shares and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, the success or overall net revenues of the Fund, or a fee determined in some other method by negotiation between the Advisor and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Fund Shares purchased by the Investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that broker-dealer, investment Advisor or financial intermediaries may receive from Investors and the Advisor, the amount of compensation that any financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for financial intermediaries to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisor, Investment Funds or Portfolio Companies or investment vehicles managed or sponsored by the Advisor or Investment Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with, or (iii) otherwise convey benefits through commercial activities to, a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as financial intermediaries for the Fund also may act as placement agent for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. A financial intermediary may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Investor’s objectives.

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A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests, which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a Portfolio Company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a Portfolio Company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below in Participation in Investment Opportunities and Other Matters are practices that the Advisor may follow. Although the Advisor anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices. An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Advisor may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisor and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, Advisors, members or managing general partners. These transactions would be effected in circumstances in which the Advisor determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisor and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

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PROXY VOTING POLICIES AND PROCEDURES

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Advisor generally votes to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Advisor generally votes in favor of management or investor proposals that the Advisor believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Advisor generally votes in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Advisor seeks to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Advisor, the Advisor makes written disclosure of the conflict to the Independent Trustees indicating how the Advisor proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund seeks to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Advisor voted proxies related to the Fund’s portfolio holdings during the 12-month period ended June 30th are available, without charge, upon request by calling toll free 855-924-2454, and on the SEC’s website at www.sec.gov.

FEES AND EXPENSES

The Advisor bears all of its own costs incurred in providing investment advisory services to the Fund. The Fund bears all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Shares, and any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Advisor also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (and, thus, indirectly by Investors) include:

●	all expenses related to the investment program, including, but not limited to: (i) expenses borne indirectly through the Fund’s investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees), (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, (iii) transfer taxes and premiums, (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income, (v) fees for data, software and technology providers, (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts), and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	the Management Fee;

●	the Distribution and Service Fee for Class A, Class AA, Class II, Class C, Class T and Class L Shares;

●	all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund) associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

●	fees of the Independent Trustees and the costs and expenses of holding any meetings of the Board or Investors that are regularly scheduled, permitted or required to be held under the terms of the Agreement and Declaration of Trust, the 1940 Act or other applicable law;

●	compensation payable to the chief compliance officer of the Fund, and expenses attributable to implementing the compliance program;

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●	fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, and the Independent Trustees;

●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Advisor, or the Trustees or the officers of the Fund;

●	recordkeeping, custody and transfer agency fees and expenses;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential Investors;

●	all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent;

●	fees of custodians or any escrow agent, including any fees associated with the escrow account, and other service providers including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services;

●	any extraordinary expenses (as defined below), including indemnification or litigation expenses;

●	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund reimburses the Advisor for any of the above expenses that it pays on behalf of the Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund incurred organizational and offering expenses of approximately $400,000 in connection with the Initial Offering of Shares. The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). Offering costs cannot be deducted by the Fund or the Fund’s Investors.

The Advisor has entered into a Fifth Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund from the effective date of the Fund until July 31, 2023 to limit the Specified Expenses borne by the Fund during the Limitation Period for each class of Shares to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class. Specified Expenses include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses (as determined in the Advisor’s sole discretion) of the Fund, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors. These expenses will be in addition to the expenses of each Share class of the Fund that may be limited by the Advisor to 0.75% of the Fund’s net assets attributed to each Share class. To the extent that the Advisor bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Advisor, for a period not to exceed three years after such expenses were paid or borne by the Advisor, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. During the fiscal year ended March 31, 2020, the Advisor reimbursed Fund expenses in the amount of $49,801. During the fiscal year ended March 31, 2021, the Advisor recaptured expenses in the amount of $35,595. During the fiscal year ended March 31, 2022, the Advisor recaptured expenses in the amount of $114,206.

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The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

Ultimus Fund Solutions, LLC, as the Fund’s administrator (the “Administrator”), performs certain administration, accounting services and, as of July 26, 2019, transfer agency services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), for administration and accounting services. The Fund pays the Administrator a base per-account annual fee (subject to certain minimums and various other account-related charges) for transfer agency services, and will reimburse the Administrator for out-of-pocket expenses. During the fiscal year ended March 31, 2020, the Fund incurred $52,625 in administration services fees, $50,567 in accounting services fees and $111,964 in transfer agency fees. During the fiscal year ended March 31, 2021, the Fund incurred $48,489 in administration services fees, $51,408 in accounting services fees and $63,351 in transfer agency fees. During the fiscal year ended March 31, 2022, the Fund incurred $57,600 in administration services fees, $52,600 in accounting services fees and $48,000 in transfer agency fees.

Distribution of Shares. Under the terms of the Distribution Agreement, NLD is authorized to retain Sub-Placement Agents to assist in or otherwise sell Shares in the Offering and to provide related sales and shareholder services to Investors. With respect to Class A Shares, the aggregate monthly Distribution and/or Service Fee will be paid at the annual rate of up to 0.60% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares). While the Distribution and Servicing Plans for the Class AA and Class II Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 0.50% of the net asset value attributable to each such Share class as of the end of each calendar month and the Distribution and Servicing Plans for Class C, Class T and Class L Shares allow for a Distribution and/or Service Fee at an annual rate not to exceed 1.00% of the net asset value attributable to each such Share class as of the end of each calendar month, the Board has currently approved lower amounts. The current aggregate monthly Distribution and/or Service Fee will be paid at the annual rate of 0.30% of the aggregate net asset value of Class AA and Class II Shares, 0.70% of the aggregate net asset value of the Class C Shares, 0.90% of the aggregate net asset value of the Class T Shares, and 0.85% of the aggregate net asset value of the Class L Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). The portion of which fees are for shareholder services shall not exceed 0.25% of the aggregate net asset value of each of the Class AA, Class II, Class C, Class T, and Class L Shares, respectively. The Distribution and Service Fees are charged on an aggregate class-wide basis, and Investors in Class A, Class AA, Class II, Class C, Class T, and Class L Shares will be subject to the Distribution and Service Fee regardless of how long they have held their Shares. The Distribution and Service Fees are paid to NLD. NLD may pay all or a portion of such fees to Sub-Placement Agents who have signed a selling agreement that provides for such re-allowance, in each case to the extent they provide the required services for each such fee, or to other persons as permitted by the Distribution and Service Plans. Payment of the Distribution and/or Service Fees are governed by the Fund’s Distribution and Servicing Plans. A condition to the SEC’s granting of the Fund’s application for an exemptive order to permit the Fund to establish additional classes of Shares is that the Fund comply with Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company. The Fund therefore adheres to Rule 12b-1 requirements and has elected to adopt and implement the Distribution and Servicing Plans in the manner required by the Rule. The Fund may pay third parties for shareholder servicing (but not distribution) outside the limits of Rule 12b-1. During the fiscal year ended March 31, 2020, the Fund incurred under its Distribution and Servicing Plans $50,509 in distribution and service fees related to Class A Shares, $2,785 in distribution and servicing fees related to Class AA Shares, $10,660 in distribution and servicing fees related to Class II Shares, $3,215 in distribution and servicing fees related to Class C Shares, $1,578 in distribution and servicing fees related to Class T Shares and $69,233 in distribution and servicing fees related to Class L Shares. No Distribution and/or Service Fee is payable with respect to Class I Shares. During the fiscal year ended March 31, 2021, the Fund incurred under its Distribution and Servicing Plans $55,508 in distribution and service fees related to Class A Shares, $3,039 in distribution and servicing fees related to Class AA Shares, $10,208 in distribution and servicing fees related to Class II Shares, $3,317 in distribution and servicing fees related to Class C Shares, $1,640 in distribution and servicing fees related to Class T Shares and $66,865 in distribution and servicing fees related to Class L Shares. No Distribution and/or Service Fee is payable with respect to Class I Shares. During the fiscal year ended March 31, 2022, the Fund incurred under its Distribution and Servicing Plans $75,613 in distribution and service fees related to Class A Shares, $3,921 in distribution and servicing fees related to Class C Shares, $13,410 in distribution and servicing fees related to Class II Shares, $3,832 in distribution and servicing fees related to Class AA Shares, $2,098 in distribution and servicing fees related to Class T Shares and $78,234 in distribution and servicing fees related to Class L Shares. No Distribution and/or Service Fee is payable with respect to Class I Shares.

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CERTAIN TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution retirement plans and other tax-qualified plans. Investors should consult their tax Advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company

The Fund elects to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such, which generally relieves the Fund of any liability for federal income tax to the extent its earnings are timely distributed to Investors. In order to qualify for the special tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). After qualifying, the Fund intends to comply with applicable timing requirements for treatment as a RIC and distribute to shareholders, with respect to each taxable year, at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction. The Fund intends to qualify for RIC status, but there can be no assurance that the Fund will so qualify. If the Fund fails to qualify for RIC status it will be taxed as a corporation. As explained in further detail below, the Fund expects not to be a “publicly offered RIC” within the meaning of Code Section 67 (c)(2)(B); such status will potentially bear on the way in which the Fund calculates its deductible dividends.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in (b) above.

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If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including capital gain dividends, as defined below) that qualify for the dividends-paid deduction. The Fund takes the position that the payment of expenses, as well as distributions on the Shares, does not give rise to a preferential dividend. In general, a dividend is preferential unless it is distributed pro rata to shareholders, with no preference to any share of stock compared with other shares of the same class, and with no preference to one class as compared with another class, except to the extent the class is entitled to a preference. If, however, the IRS or a court were to determine that the Fund paid a preferential dividend, then all dividends paid with respect to the class of stock for which the preferential dividend was paid would not be deductible by the Fund, and the Fund could lose its tax status as a RIC. In that case, the Fund’s taxable income (including its net capital gain) would be subject to federal corporate tax at regular rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC beginning in its first full year of operations. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

The federal income tax rules applicable the Fund’s investments are unclear in some cases. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund may increase its investments in ETFs in order to increase the percentage of its income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by an Investor of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds will be treated as arising in the hands of the Fund at the time realized and recognized by the Investment Funds. Also for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be and it is possible that the Fund will be liable for a 4% excise tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year. At fiscal year ended March 31, 2022, the Fund had $600,730 in capital loss carry forwards.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long an Investor has owned his or her shares. In general, the Fund recognizes long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) are taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) are taxable to Investors as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends may qualify for the 50% “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, redemption or exchange of Fund shares. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

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If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Shares.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional Shares. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions on the Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s Shares below the Investor’s cost basis in those Shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Fund Investments

The Fund will invest up to substantially all its assets in Investment Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, generally is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from an Investment Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Investment Funds, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Investment Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Investment Funds that are classified as partnerships for federal income tax purposes. The Fund engages the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Investment Funds that would otherwise be consistent with its investment strategy or can require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Investment Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

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Passive Foreign Investment Companies

The Fund may invest in Investment Funds that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to its investors. However, the Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC. In certain circumstances, the Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund might not be able to maintain its status as a RIC.

In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Any such tax will reduce the value of the Fund’s investment of, or return from, the Fund.

Investments in Other RICs

The Fund’s investment in a mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) will potentially affect the timing and character of the Fund’s income and gains.

If the Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

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Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 50% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance: (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and is required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, an Investment Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

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Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives would bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Investors at all times during a taxable year. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” generally are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered”, individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code--including the complete suspension and disallowance of any miscellaneous itemized deductions (even those above the 2% floor) for tax years beginning after December 31, 2017, and before January 1, 2026.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury 24% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs, including an excise tax on the CRT equal to the UBTI of the CRT. CRTs and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

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Sale or Exchange of Shares

The sale, redemption or other taxable disposition of Fund shares (as previously defined, “Shares”) may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Investor with respect to the Shares. Further, all or a portion of any loss realized upon a taxable disposition of Shares will be disallowed under the Code’s wash-sale rule if other substantially identical Shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchases and Transfers of Shares” in this Prospectus). Investors who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a Section 301 distribution upon the tender of its Shares, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing a Fund’s tax basis in its Shares, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Investors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if an Investor recognizes a loss of $2,000,000 or more for an individual Investor or $10,000,000 or more for a corporate Investor, the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Investors of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investments in Other RICs” above). Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Investors

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Investor directly, would not be subject to withholding.

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However, the Fund is not required to withhold any amounts (i) with respect to certain distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign investor, to the extent such distributions are properly reported as such by such RIC in a written notice to investors (“interest-related dividends”), and (ii) with respect to certain distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the RIC in a written notice to investors (“short-term capital gain dividends”). The exception to withholding for interest-related dividends does not apply to distributions to a foreign investor (A) that do not provide a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign investor is the issuer or a 10% investor of the issuer, (C) within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person related to the foreign investor and the foreign investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below.

In the case of shares held through an intermediary, the intermediary may have taxes withheld even if a RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) if such rules were applicable to the foreign Investor’s sale of Shares of the Fund or to the capital gain dividend the foreign Investor received.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on a disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPIs, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s foreign Investors.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs, USRPIs and other U.S. real property holding corporations (“USRPHC”). If a RIC (i) is a qualified investment entity and (ii) foreign Investors own 50% or more (directly or indirectly) of the RIC stock during the applicable testing period under the Code, then the FIRPTA distribution to the foreign Investor is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax, currently at a rate of 21% (unless reduced by future regulations), and requiring the foreign Investor to file a nonresident U.S. income tax return. Also, such gain may be subject to a branch profits tax in the hands of a foreign Investor that is a corporation.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If an Investor fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on dividends, including capital gain dividends, and the proceeds of the sale, redemption or other disposition of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Investors described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective Investor is urged to consult its tax Advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

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Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Investor, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund are subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Investors may also be subject to the branch profits tax imposed by the Code.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations—Tax-Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code should carefully consider these same factors.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be the assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Advisor is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Advisor requires a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Advisor or other entities that are affiliated with the Advisor. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of Investors that are Benefit Plans are required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption such as Prohibited Transaction Class Exemption (“PTCE”) 77-3 or PTCE 77-4.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Investors that are Benefit Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

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ADDITIONAL INFORMATION

The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust which are not described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust contained in Appendix A.

Liability of Investors

Investors in the Fund are shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, an Investor is not liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.

Duty of Care of the Board and the Advisor

The Agreement and Declaration of Trust provides that none of the Trustees or the Advisor (including certain of the Advisor’s affiliates, among others) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for contributions by such Investor to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act. As an example, the Board may at any time, without the consent of the shareholders, amend the Agreement and Declaration of Trust to (i) restate the Agreement and Declaration of Trust or (ii) effect compliance with any applicable law or regulation, or to cure any ambiguity or to correct or supplement any provision that may be inconsistent with another provision, provided such action does not adversely affect the rights of any Investor in any material respect.

Term, Dissolution and Liquidation

The Fund will be dissolved:

●	upon the affirmative vote to dissolve the Fund by the Board;

●	upon the determination of Investors not to continue the business of the Fund at a meeting called by the Advisor when no Trustee remains or if the required number of Trustees is not elected within 60 days after the date on which the last Trustee ceased to act in that capacity; and

●	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors, and (3) finally to the Investors proportionately in accordance with their investment in the Fund. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

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Reports to Investors

The Fund furnishes to Investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such Investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund sends to Investors a semi-annual report and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Independent Registered Public Accounting Firm and Legal Counsel

RSM US LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is: 555 Seventeenth Street, Suite 1200, Denver, CO 80202.

Thompson Hine LLP, 312 Walnut Street, Suite 2000, Cincinnati, OH 45402, acts as legal counsel to the Fund.

Custodian

US Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 425 Walnut Street, Cincinnati, OH 45202. During the fiscal year ended March 31, 2020, the Fund incurred custodian fees of $17,235. During the fiscal year ended March 31, 2021, the Fund incurred custodian fees of $16,846. During the fiscal year ended March 31, 2022, the Fund incurred custodian fees of $34,644.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and independent registered public accounting firm’s report thereon contained in the Fund’s annual report dated March 31, 2022, as well as the unaudited financial statements contained in the Fund’s semi-annual report dated September 30, 2021, are incorporated by reference in this Prospectus. The Fund’s annual report and semi-annual report are available upon request, without charge, by calling the Fund toll-free at 1-855-924-2454.

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APPENDIX A:
FORM OF CURRENT AGREEMENT AND DECLARATION OF TRUST

SEVENTH AMENDED AND RESTATED AGREEMENT

AND DECLARATION OF TRUST

of

Princeton Everest Fund, a Delaware Statutory Trust

A-i

A-ii

SEVENTH AMENDED AND RESTATED AGREEMENT

AND DECLARATION OF TRUST

OF

PRINCETON EVEREST FUND

THIS SEVENTH AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made and effective as of the 23rd day of November, 2022, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

W I T N E S S E T H:

WHEREAS this Trust has been formed to carry on the business of an investment company; and

WHEREAS this Trust is authorized to issue its shares of beneficial interest in separate Series, and to issue classes of Shares of any Series or divide Shares of any Series into two or more classes, all in accordance with the provisions hereinafter set forth; and

WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware business trust in accordance with the provisions of the Delaware Act, and the provisions hereinafter set forth; and

WHEREAS, this Seventh Amended and Restated Agreement and Declaration of Trust shall replace and supersede the Sixth Amended and Restated Agreement and Declaration of Trust dated January 8, 2019.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust and the Series created hereunder as hereinafter set forth.

Article I

Name and Definitions

Section 1. Name

The name of the Trust is “Princeton Everest Fund” and the Trustees shall conduct the business of the Trust under that name, or any other name as they may from time to time determine.

Section 2. Registered Agent and Registered Office; Principal Place of Business.

(a) Registered Agent and Registered Office.

The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth on the Certificate of Trust.

(b) Principal Place of Business.

The principal place of business of the Trust is 8500 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437, or such other location within or outside of the State of Delaware as the Board of Trustees may determine from time to time.

Section 3. Definitions.

Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “1940 Act”

shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

(b) “Affiliated Person”

shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified Person;

(c) “Board of Trustees”

shall mean the governing body of the Trust, which is comprised of the Trustees of the Trust;

(d) “By-Laws”

shall mean the By-Laws of the Trust, as amended from time to time, and incorporated herein by reference;

(e) “Certificate of Trust”

shall mean the certificate of trust filed with the Office of the Secretary of State of the State of Delaware as required under the Delaware Act to form the Trust and any amendments or restatements thereto;

(f) “Code”

shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder;

(g) “Commission”

shall have the meaning given it in Section 2(a)(7) of the 1940 Act;

(h) The “Delaware Act”

refers to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Statutory Trusts,” as it may be amended from time to time and including any successor statute of similar import;

(i) “Declaration of Trust”

shall mean this Seventh Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;

(j) “Early Repurchase Fee”

shall have the meaning given to it in Article VII, Section 3 of this Declaration of Trust;

(k) “General Assets”

shall have the meaning given to it in Article Ill, Section 6(a) of this Declaration of Trust;

(l) “General Liabilities”

shall have the meaning given to it in Article Ill, Section 6(b) of this Declaration of Trust;

(m) “Initial Payment”

shall have the meaning given to it in Article VII, Section 3 of this Declaration of Trust;

(n) “Interested Person”

shall have the meaning given to it in Section 2(a)(19) of the 1940 Act;

(o) “Investment Advisor” or “Advisor”

shall mean a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 8(a) hereof;

(p) “Majority Shareholder Vote”

shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;

(q) “Management Fee”

shall have the meaning given to it in Article VII, Section 3 of this Declaration of Trust;

(r) “National Financial Emergency”

shall mean the whole or any part of any period set forth in Section 22(e) of the 1940 Act. The Board of Trustees may, in its discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the New York Stock Exchange shall have reopened or the period specified in Section 22(e) of the 1940 Act shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive);

(s) “Person”

shall include a natural person, partnership, limited partnership, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity;

(t) “Post-Audit Payment”

shall have the meaning given to it in Article VII, Section 3 of this Declaration of Trust;

(u) “Principal Underwriter”

shall have the meaning given to it in Section 2(a)(29) of the 1940 Act;

(v) “Promissory Note”

shall have the meaning given to it in Article VII, Section 3 of this Declaration of Trust;

(w) “Securities Act”

shall have the meaning given to it in Article VII, Section 2 of this Declaration of Trust;

(x) “Series”

means a series of Shares of the Trust established in accordance with the provisions of Article Ill, Section 6;

(y) “Shares”

shall mean the outstanding shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, and shall include fractional and whole shares;

(z) “Shareholder”

shall mean a record owner of Shares;

(aa) “SPV”

shall have the meaning given to it in Article VII, Section 3(h) of this Declaration of Trust;

(bb) “Tender Valuation Date”

shall mean each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) that the Board of Trustees elects to repurchase Shares, and is the date used for purposes of determining the net asset value of the Trust with respect to the tender offer;

(cc)  “Trust”

shall refer to the Delaware statutory trust established by this Declaration of Trust, as amended from time to time;

(dd) “Trust Property”

shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or one or more of any Series, including, without limitation, the rights referenced in Article IX, Section 2 hereof; and

(ee) “Trustee” or “Trustees”

shall refer to each signatory to this Declaration of Trust as a trustee, so long as such signatory continues in office in accordance with the terms hereof, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in their capacity as Trustees hereunder.

Article II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities and, in addition to any authority given by law, to exercise all of the powers and to do any and all of the things as fully and to the same extent as any private corporation organized for profit under the general corporation law of the State of Delaware, now or hereafter in force, including, without limitation, the following powers:

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust;

(b) To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

(c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating that it is Trust Property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise or to authorize the custodian or a sub-custodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

(g) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisors, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Advisor, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-Laws and by applicable law;

(m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds;

(o) To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property;

(p) To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

(q) To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount; and

(r) To issue, purchase, sell and transfer, reacquire, hold, trade and deal in Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to repurchase, re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities.

The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the Delaware Act and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

Article III

Shares

Section 1. Division of Beneficial Interest.

The beneficial interest in the Trust shall at all times be divided into Shares, all without par value. The number of Shares authorized hereunder is unlimited. The Board of Trustees may authorize the division of Shares into separate and distinct Series and the division of any Series into separate classes of Shares. The different Series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different Series and classes shall be fixed and determined by the Board of Trustees without the requirement of Shareholder approval. If no separate Series or classes shall be established, the Shares shall have the rights and preferences provided for herein and in Article Ill, Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and classes shall be construed (as the context may require) to refer to the Trust. The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class) shall not limit the authority of the Board of Trustees to establish and designate separate classes of said Series. The fact that a Series shall have more than one established and designated class, shall not limit the authority of the Board of Trustees to establish and designate additional classes of said Series, or to establish and designate separate classes of the previously established and designated classes.

The Board of Trustees shall have the power to issue Shares of the Trust, or any Series or class thereof, from time to time for such consideration (but not less than the net asset value thereof) and in such form as may be fixed from time to time pursuant to the direction of the Board of Trustees.

The Board of Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust. Shares held in the treasury shall not, until reissued, confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. The Board of Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or class into one or more Series or classes that may be established and designated from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

Subject to the provisions of Section 6 of this Article Ill, each Share shall have voting rights as provided in Article V hereof, and the Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Article IV, Section 3 hereof. No Share shall have any priority or preference over any other Share of the same Series or class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series or class made pursuant to Article IX, Section 2 hereof. All dividends and distributions shall be made ratably among all Shareholders of a particular class of Series from the Trust Property held with respect to such Series according to the number of Shares of such class of such Series held of record by such Shareholders on the record date for any dividend or distribution. Shareholders shall have no preemptive or other right to subscribe to new or additional Shares or other securities issued by the Trust or any Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series. Such division or combination may not materially change the proportionate beneficial interests of the Shares of that Series in the Trust Property held with respect to that Series or materially affect the rights of Shares of any other Series.

Any Trustee, officer or other agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of the Trust to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such Person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of such Shares generally.

Section 2. Ownership of Shares.

The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class thereof that has been established and designated. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or class thereof and as to the number of Shares of each Series or class thereof held from time to time by each such Shareholder.

Section 3. Investments in the Trust.

Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may, from time to time, authorize. Each investment shall be credited to the individual Shareholder’s account in the form of full and fractional Shares of the Trust, in such Series or class as the purchaser may select, at the net asset value per Share next determined for such Series or class after receipt of the investment; provided, however, that the Principal Underwriter, or any placement agent or Sub- placement agent may, pursuant to its agreement with the Trust, impose a sales charge upon investments in the Trust.

Section 4. Status of Shares and Limitation of Personal Liability.

Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust and under applicable law. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees or any Series, but entitles such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. All Shares when issued on the terms determined by the Board of Trustees shall be fully paid and nonassessable. As provided in the Delaware Act, Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

Section 5. Power of Board of Trustees to Change Provisions Relating to Shares.

Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust or the Certificate of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole and absolute discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders and that Shareholder approval is not otherwise required by the 1940 Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series or class already issued; provided, however, that in the event that the Board of Trustees determines that the Trust shall no longer be operated as an investment company in accordance with the provisions of the 1940 Act, the Board of Trustees may adopt such amendments to this Declaration of Trust to delete those terms the Board of Trustees identifies as being required by the 1940 Act.

Subject to the foregoing paragraph, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in paragraphs (a) through (i) of Section 6 of this Article Ill.

The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust as may be permitted or required under the Code as presently in effect or as amended, without the vote of any Shareholder.

Section 6. Establishment and Designation of Series.

The establishment and designation of any Series or class of Shares shall be effective upon the resolution by a majority of the then Board of Trustees, adopting a resolution which sets forth such establishment and designation and the relative rights and preferences of such Series or class. Each such resolution shall be incorporated herein by reference upon adoption.

Each Series shall be separate and distinct from any other Series and shall maintain separate and distinct records on the books of the Trust, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series.

Shares of each Series or class established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

(a) Assets Held with Respect to a Particular Series.

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Board of Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Held with Respect to a Particular Series.

The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that Series, and any liabilities, expenses, costs, charges and reserves of the Trust which are not readily identifiable as being held with respect to any particular Series (collectively “General Liabilities”) shall be allocated and charged by the Board of Trustees to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look, and shall be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this Declaration of Trust or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series.

Dividends, Distributions. Redemptions and Repurchases.

Notwithstanding any other provisions of this Declaration of Trust, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article Ill, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(c) Voting.

All Shares of the Trust entitled to vote on a matter shall vote on the matter, separately by Series and, if applicable, by class, subject to: (1) where the 1940 Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series or classes, then all of the Trust’s Shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected Series or classes shall be entitled to vote on the matter. Fractional Shares shall be entitled to a fractional vote.

(d) Equality.

All Shares of each particular Series shall represent an equal proportionate undivided beneficial interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the rights and preferences with respect to separate classes of such Series).

(e) Fractions.

Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.

(f) Exchange Privilege.

The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act and the rules and regulations thereunder.

(g) Combination of Series.

The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

(h) Elimination of Series.

At any time that there are no Shares outstanding of any particular Series or class previously established and designated, the Board of Trustees may by resolution of a majority of the then Board of Trustees abolish that Series or class and rescind the establishment and designation thereof.

Section 7. Indemnification of Shareholders.

If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a Shareholder of the Trust (or by having been a Shareholder of a particular Series), and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of the applicable Series (as the case may be) against all loss and expense arising from such claim or demand; provided, however, there shall be no liability or obligation of the Trust (or any particular Series) arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares.

Article IV

The Board of Trustees

Section 1. Number, Election and Tenure.

The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The initial Trustee was John L. Sabre. The Trustees in office as of the date of this Seventh Amended and Restated Agreement and Declaration of Trust are John L. Sabre, Jeffrey P. Greiner, and George L. Mikan, Ill (aka Mike Mikan). Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. In addition, at such a meeting, a Trustee may be removed with or without cause by vote of two-thirds of the Trustees not subject to the removal vote.

A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called by the Board of Trustees. At such a meeting, a Trustee may be removed by a vote of the Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders.

A Trustee may resign upon written notice to the other Trustees, and such resignation shall be effective upon receipt of such notice unless specified to be effective at some later time.

In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the Shareholders. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving.

Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.

Section 2. Effect of Death, Resignation, Removal, etc. of a Trustee.

The death, declination, resignation, retirement, removal, declaration as bankrupt or incapacity of one or more Trustees, or of all of them, shall not operate to dissolve the Trust or any Series or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in this Article IV, Section 1, the Trustee(s) in office, regardless of the number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Board of Trustees by this Declaration of Trust. If no Trustee remains to manage the business of the Trust, the Trust’s Investment Advisor may manage and control the Trust but must convene a meeting of Shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Trust.

Section 3. Powers.

Subject to the provisions of this Declaration of Trust, the Board of Trustees shall manage the business of the Trust, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including, without limitation, the power to engage in securities or other transactions of all kinds on behalf of the Trust. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the administration of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may: (1) adopt, amend and repeal the By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; (2) fill vacancies in or remove from their number in accordance with this Declaration of Trust or the By-Laws, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; (3) appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; (4) employ one or more custodians of the Trust Property and may authorize such custodians to employ sub-custodians and to deposit all or any part of such Trust Property in a system or systems for the central handling of securities or with a Federal Reserve Bank; (5) retain a transfer agent, dividend disbursing agent, a shareholder servicing agent or administrative services agent, or all of them; (6) provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters, placement agents or Sub-placement agents or otherwise; (7) retain one or more Investment Advisor(s); (8) redeem, repurchase and transfer Shares pursuant to applicable law; (9) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 5 of this Declaration of Trust; (10) declare and pay dividends and distributions to Shareholders from the Trust Property; (11) establish from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or class of Shares, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; and (12) in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board of Trustees and to any agent or employee of the Trust or to any such custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter or Investment Advisor. Any determination as to what is in the best interests of the Trust made by the Board of Trustees in good faith shall be conclusive.

In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

Any action required or permitted to be taken by the Board of Trustees, or a committee thereof, may be taken without a meeting if a majority of the members of the Board of Trustees, or committee thereof, as the case may be, shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a majority vote of the Board of Trustees, or committee thereof, as the case may be. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Trustees, or committee thereof, as the case may be.

The Trustees shall devote to the affairs of the Trust such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders or partners of the Trustees, shall be expected to devote their full time to the performance of such duties. The Trustees, or any shareholder, officer, director, partner or employee of an Affiliated Person of the Trust, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of any nature and description, independently or with or for the account of others. The Trustees who are not Interested Persons of the Trust shall have the authority to hire employees and to retain Advisors and experts necessary to carry out their duties.

Section 4. [Reserved].

Section 5. Payment of Expenses by the Trust.

The Board of Trustees is authorized to pay or cause to be paid out of the principal or income of the Trust or any particular Series or class, or partly out of the principal and partly out of the income of the Trust or any particular Series or class, and to charge or allocate the same to, between or among such one or more of the Series or classes that may be established or designated pursuant to Article Ill, Section 6, as it deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or class, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses, fees, charges, taxes and liabilities for the services of the Trust’s officers, employees, Investment Advisor, Principal Underwriter, auditors, counsel, custodian, sub-custodian (if any), transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

Section 6. Payment of Expenses by Shareholders.

The Board of Trustees shall have the power, as frequently as it may determine, to cause each Shareholder of the Trust, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent, an amount fixed from time to time by the Board of Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 7. Ownership of Trust Property.

Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

Section 8. Service Contracts.

(a) Subject to such requirements and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization, including any Affiliated Person; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Advisor or administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust’s or a particular Series’ investments, or such other activities as may specifically be delegated to such party.

(b) The Board of Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, including any Affiliated Person, appointing it or them as the exclusive or nonexclusive distributor or Principal Underwriter for the Shares of the Trust or one or more of the Series or classes thereof or for other securities to be issued by the Trust, or appointing it or them to act as the custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or classes thereof.

(c) The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust or one or more of its Series.

(d) The fact that:

i. any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Advisor, Principal Underwriter, distributor, or Affiliated Person or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliated Person of any organization with which an Advisor’s, management or administration contract, or Principal Underwriter’s placement agent, or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliated Person thereof, is a Shareholder or has an interest in the Trust, or that

ii. any corporation, trust, association or other organization with which an Advisor’s, management or administration contract or Principal Underwriter’s placement agent, or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Advisor’s, management or administration contract, or Principal Underwriter’s or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.

(e) Every contract referred to in this Section 8 shall comply with such requirements and restrictions as may be set forth in the By-Laws, the 1940 Act or stipulated by resolution of the Board of Trustees; and any such contract may contain such other terms as the Board of Trustees may determine.

Article V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers.

Subject to the provisions of Article Ill, Section 6(d), the Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article IV, Section 1; with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. The Shareholder of record (as of the record date established pursuant to Section 5 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. Shareholders may vote Shares in person or by proxy.

Section 2. Meetings.

Meetings of the Shareholders may be held within or outside the State of Delaware. Meetings of the Shareholders of the Trust or a Series may be called by the Board of Trustees, Chairman of the Board or the President of the Trust for any lawful purpose, including the purpose of electing Trustees as provided in Article IV, Section 1. Special meetings of the Shareholders of the Trust or any Series shall be called by the Board of Trustees, Chairman or President upon the written request of Shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Section 3. Quorum and Required Vote.

Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more Series or classes is required, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a Shareholders’ meeting of such Series or class. Subject to the provisions of Article Ill, Section 6(d), Article IV, Section 1, and any other provision of this Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present.

Section 4. Shareholder Action by Written Consent without a Meeting.

Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust’s records. Any Shareholder giving a written consent or the Shareholder’s proxy holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy- holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders. This notice shall be given in the manner specified in the By-Laws.

Section 5. Record Dates.

For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting.

If the Board of Trustees does not so fix a record date:

(a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days next preceding to the day on which the meeting is held.

(b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the seventy-fifth (75th) day before the date of such other action, whichever is later.

For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.

Section 6. Derivative Actions.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

Section 7. Additional Provisions.

The By-Laws may include further provisions for Shareholders’ votes, meetings and related matters.

Article VI

Custodian

Section 1. Appointment and Duties.

The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits consistent with the requirements of the 1940 Act, as amended, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust:

(a) To hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(b) To receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

(c) To disburse such funds upon orders or vouchers; and

(d) The Trust may also employ such custodian as its agent:

(1) To keep the books and accounts of the Trust or of any Series or class and furnish clerical and accounting services; and

(2) To compute, if authorized to do so by the Trustees, the Net Asset Value of any Series, or class thereof, in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits consistent with the requirements of the 1940 Act, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

Section 2. Central Certificate System.

Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

Article VII

Net Asset Value. Distributions, Transfers and Redemptions

Section 1. Determination of Net Asset Value, Net Income and Distributions.

Subject to Article Ill, Section 6 hereof, the Board of Trustees shall have the power to fix an initial offering price for the Shares of any Series or class thereof, at which price the Shares of such Series or class shall be offered initially for sale, and to determine from time to time thereafter the offering price which shall yield to such Series or class not less than the net asset value thereof from sales of the Shares of such Series or class; provided, however, that no Shares of a Series or class thereof shall be issued or sold for consideration which shall yield to such Series or class less than the net asset value of the Shares of such Series or class next determined after the receipt of the order (or at such other times set by the Board of Trustees), except in the case of Shares of such Series or class issued in payment of a dividend properly declared and payable.

Subject to Article Ill, Section 6 hereof, the Board of Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Board of Trustees such bases and time for determining the per Share or net asset value of the Shares of any Series or net income attributable to the Shares of any Series, or the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

Section 2. Transfer by a Shareholder.

(a) No Shareholder shall have the right to sell, pledge, transfer or assign his Shares, except (i) with respect those Shares that have been transferred or have vested in another person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder); or (ii) with the written consent of the Board of Trustees (which may be withheld in its sole and absolute discretion).

(b) If any transferee does not meet any investor eligibility requirements established by the Trust from time to time, or if the Board of Trustees does not consent to a sale, pledge, transfer, or assignment, the Trust reserves the right to repurchase the transferred Shares from the Shareholder’s successor pursuant to Section 4 below.

(c) The Shares of the Trust have not been registered under applicable federal or state securities laws, and therefore no Shareholder shall make any sale, pledge, transfer, assignment or other disposition of any Shares unless either (A) such disposition first shall have been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and all applicable state securities laws or (B) exemptions from such registration are available, and the Board of Trustees shall have consented to such disposition after receiving such documents and agreements as they may request, including, without limitation receipt by the Trust of an opinion of counsel, which opinion of counsel shall be satisfactory in all respects to the Trust that such disposition is lawful.

(d) Any sale, pledge, transfer, or assignment not made in accordance with this Section 2 shall be void.

Section 3. Redemptions by a Shareholder.

(a) Except as otherwise provided in this Declaration of Trust, no Shareholder will have the right to voluntarily transfer his Shares, withdraw or tender Shares to the Trust for repurchase. The Trustees may, on or after September 30, 2017, and from time to time thereafter, in their complete and exclusive discretion and on terms and conditions as they may determine, cause the Trust to repurchase Shares in accordance with written tenders. In determining whether to cause the Trust to repurchase Shares, pursuant to written tenders, the Trustees will consider the following factors, among others:

●	whether any Shareholders have requested to tender Shares to the Trust;

●	the liquidity of the Trust’s assets (including fees and costs associated with disposing of the Trust’s interests in underlying investment funds);

●	the investment plans and working capital and reserve requirements of the Trust;

●	the relative economies of scale of the tenders with respect to the size of the Trust;

●	the history of the Trust in repurchasing Shares;

●	the availability of information as to the value of the Trust’s investments in underlying investment funds;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Trust of any proposed repurchases of Shares; and

●	the recommendations of the Advisor.

(b) The Trust will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Trust and to all Shareholders. When the Board of Trustees determines that the Trust will repurchase Shares, notice will be provided to all Shareholders describing the terms of the offer, including the Tender Valuation Date, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Trust’s net asset value per share by contacting the Advisor during the period. Repurchases will be effective after receipt and acceptance by the Trust of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline.

(c) If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Trust may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. In addition, the Trust may repurchase Shares of Shareholders if, among other reasons, the Board of Trustees determines that such repurchase would be in the interests of the Trust.

(d) An early repurchase fee (the “Early Repurchase Fee”) may be charged by the Trust with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares, as determined in the sole discretion of the Board of Trustees. The Early Repurchase Fee will be retained by the Trust and will be for the benefit of the Trust’s remaining Shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Shares will be repurchased by the Trust after the Investment Advisor’s management fee (“Management Fee”) has been deducted from the Trust’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee for the quarter in which Shares are to be repurchased is deducted before effecting the repurchase).

(e) Promptly after the expiration date established for each tender offer, the Trust will issue to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Tender Valuation Date, of the repurchased Shares. Each Promissory Note will be held by the Trust’s administrator on behalf of each such Investor. Upon written request by such an Investor, the Trust’s administrator will mail the Promissory Note to the Investor at the Investor’s address as maintained in the books and records of the Trust. The determination of the value of Shares as of the Tender Valuation Date may be subject to adjustment based upon the results of the next annual audit of the Trust’s financial statements. The Promissory Note, which may be non-interest bearing and non-transferable, shall contain terms providing for payment at two separate times.

The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Tender Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 60 days after the Tender Valuation Date, or (2) if the Trust has requested redemptions of its capital from any investment funds in order to fund the repurchase of Shares, within ten business days after the Trust has received at least 95% of the aggregate amount redeemed by the Trust from the investment funds.

The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Tender Valuation Date and based upon the results of the annual audit of the Trust’s financial statements for the year in which the Tender Valuation Date occurs, over (2) the Initial Payment. The Post-Audit Payment will be made promptly after the completion of the audit.

(f) A Shareholder tendering for repurchase only a portion of its Shares must maintain an minimum investment balance, as determined by the Board of Trustees from time to time, after the repurchase is effected. If a Shareholder tenders an amount that would cause the Shareholder’s investment balance to fall below the required minimum, the Trust reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum balance is maintained. The Trust may also repurchase all of the Shareholder’s Shares in the Trust.

(g) In the event that the Advisor or any of its Affiliated Persons holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Trust.

(h) Subject to applicable law, after the first two full years of operations, if a Shareholder submits to the Trust a written request to commence a repurchase offer and the Trust does not commence a repurchase offer of at least 5% of the net assets of the Trust within a period of two years from the date of such written request, the Trustees will promptly thereafter offer to all then Shareholders the opportunity to remain in the Trust or elect to contribute their Shares to a special purpose vehicle (an “SPV”) that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period. The other terms of the SPV shall be determined in the sole discretion of the Trustees.

(i) The right of Shareholders to receive dividends or other distributions on Shares may be set forth in a Plan adopted by the Board of Trustees and amended from time to time. The right of any Shareholder of the Trust to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed by the Trust, except the right of such Shareholder to receive payment for such Shares, shall cease at the time as of which the purchase price of such Shares shall have been fixed, as provided above.

Section 4. Redemptions at the Option of the Trust.

The Board of Trustees may, from time to time, without the vote or consent of the Shareholders, and subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, if the Board of Trustees determines that:

(a) the Shares have been transferred or have vested in any person other than by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor);

(b) ownership of Shares by a Shareholder or other person is likely to cause the Trust to be in violation of, require registration of any Shares under, or subject the Trust to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(c) continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Trust, or may subject the Trust or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

(d) any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

(e) with respect to a Shareholder subject to special laws or regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Shares;

(f) the investment balance of the Shareholder falls below the minimum investment balance established by the Board of Trustees; or

(g) it would be in the interest of the Trust for the Trust to repurchase the Shares.

Article VIII

Compensation and Limitation of Liability of Officers and Trustees

Section 1. Compensation.

Except as set forth in the last sentence of this Section 1, the Board of Trustees may, from time to time, fix a reasonable amount of compensation to be paid by the Trust to the Trustees and officers of the Trust. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Indemnification and Limitation of Liability.

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Advisor or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

(b) Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefor, except as described in the last sentence of the paragraph (a) of this Section 2 of this Article VIII.

Section 3. Officers and Trustees’ Good Faith Action, Expert Advice, No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. An officer or Trustee shall be liable to the Trust and to any Shareholder solely for such officer’s or Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice. The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance.

To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.

Article IX

Miscellaneous

Section 1. Liability of Third Persons Dealing with Trustees.

No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any actions made or to be made by the Trustees.

Section 2. Dissolution of Trust or Series.

Unless dissolved as provided herein, the Trust shall have perpetual existence. The Trust may be dissolved at any time by vote of a majority of the Shares of the Trust entitled to vote or by the Board of Trustees upon written notice to the Shareholders. Any Series may be dissolved at any time by vote of a majority of the Shares of that Series or by the Board of Trustees by written notice to the Shareholders of that Series.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Trustees shall (in accordance with § 3808 of the Delaware Act) pay or make reasonable provision to pay all claims and obligations of each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of such Series, ratably according to the number of Shares of such Series held by the several Shareholders on the record date for such dissolution distribution.

Section 3. Merger and Consolidation; Conversion.

(a) Merger and Consolidation. Pursuant to an agreement of merger or consolidation, the Trust, or any one or more Series, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more business trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of this Declaration of Trust, which would otherwise require the approval of such Shareholders. In accordance with Section 3815(f) of the Delaware Act, an agreement of merger or consolidation may affect any amendment to this Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. Upon completion of the merger or consolidation, the Trustees shall file a certificate of merger or consolidation in accordance with Section 3810 of the Delaware Act.

(b) Conversion. A majority of the Board of Trustees may, without the vote or consent of the Shareholders, cause (i) the Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company organized, formed or created under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to this Section 3 of this Article IX, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, Share conversion or Share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by a Majority Shareholder Vote of the Trust or Series, as applicable; provided, further, that in all respects not governed by statute or applicable law, the Board of Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate business trust or trusts (or series thereof).

Section 4. Reorganization.

A majority of the Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by a Majority Shareholder Vote of that Series. Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have so been sold, conveyed and transferred) ratably among the Shareholders of the Series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such Series); and if all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved.

Section 5. Amendments.

Subject to the provisions of the second paragraph of this Section 5 of this Article IX, this Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article III, Section 5 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in this Declaration of Trust or the Certificate of Trust, in accordance with the provisions of Section 5 of Article Ill hereof, and all rights, contractual and otherwise, conferred upon Shareholders are granted subject to such reservation. The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to Article 13 of the By-Laws.

Section 6. Filing of Copies, References, Headings.

The original or a copy of this Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the principal executive office of the Trust where any Shareholder may inspect it. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this Declaration of Trust and in any such restatements and/or amendments, references to this instrument, and all expressions of similar effect to “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Section 7. Applicable Law.

This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code. The Trust shall be a Delaware business trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a business trust.

Section 8. Provisions in Conflict with Law or Regulations.

(a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the Delaware Act. or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 9. Statutory Trust Only.

It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act, and thereby to create the relationship of trustee and beneficial owners within the meaning of the Delaware Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 10. Fiscal Year.

The fiscal year of the Trust shall end on a specified date as set forth in the By-Laws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

Section 11. Amendment and Restatement.

This Seventh Amended and Restated Agreement and Declaration of Trust shall replace and supersede the Sixth Amended and Restated Agreement and Declaration of Trust dated January 8, 2019.

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.	Financial Statements:

The financial highlights of the Registrant for the fiscal period ended March 31, 2022 are included in Part A of this registration statement in the section entitled “Financial Highlights.”

The Registrant’s audited Financial Statements and the notes thereto in the Registrant’s Annual Report to Shareholders for the fiscal year ended March 31, 2022, filed electronically with the Securities and Exchange Commission pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, are incorporated by reference into Part B of this registration statement.

2.       Exhibits:

(a)	(1) Certificate of Formation, as previously filed on September 30, 2014 with the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

(a)	(2) Certificate of Amendment to Certificate of Trust, as previously filed on June 19, 2015 with Amendment No. 2 to Registrant's Registration Statement on Form N-2 and hereby incorporated by reference.

(a)	(3) Certificate of Amendment to Certificate of Trust, as previously filed on November 9, 2015 with Amendment No. 3 to the Registrant's Registration Statement on Form N-2 and hereby incorporated by reference.

(a)	(4) Certificate of Amendment to Certificate of Trust, as previously filed on July 29, 2020 with Amendment No. 11 to the Registrant's Registration Statement on Form N-2 and hereby incorporated by reference.

(a)	(5) Certificate of Amendment to Certificate of Trust is filed herewith.

(a)	(6) Seventh Amended and Restated Agreement and Declaration of Trust (included as Appendix A to the Statement of Additional Information).

(b)	Bylaws, as previously filed on September 30, 2014 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(c)       Not Applicable.

(d)	(1) Rule 18f-3 Plan, as previously filed on July 30, 2018 with the Registration Statement on Form N-2, and hereby incorporated by reference. Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

(d)	(2) See Item 25.2(a)(5) and (b).

(e)       Not Applicable.

(f)       Not Applicable.

(g)	(1) Management Agreement, as previously filed on September 30, 2014 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(g)	(2) Fifth Amended and Restated Expense Limitation and Reimbursement Agreement, as previously filed on July 30, 2018 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(h)	(1) Distribution Agreement between the Registrant and Northern Lights Distributors, LLC, as previously filed on July 29, 2019 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(i)	Not Applicable.

(j)	(1) Custody Agreement by and between MUFG Union Bank, N.A., as previously filed on June 19, 2015 with Amendment No. 3 to the Registration Statement on Form N-2, and hereby incorporated by reference.

(j)	(2) Assignment of Custody Agreement by and between the Registrant, MUFG Union Bank, N.A., and U.S. Bank, N.A. as previously filed on July 29, 2022 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(k)	(1) Amended Fund Services Agreement between Princeton Everest Fund (formerly Princeton Private Investments Access Fund) and Ultimus Fund Solutions LLC (formerly Gemini Fund Services), as previously filed on July 29, 2019 with Amendment No. 10 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

(k)	(2) Amended and Restated Escrow Agreement, as previously filed on July 30, 2018 with Amendment No. 9 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

(k)	(3) Northern Lights Compliance Services, LLC Consulting Agreement, as previously filed on September 30, 2014 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(l)	(1) Opinion and Consent of Thompson Hine LLP as previously filed on September 30, 2014 with the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

(l)	(2) Consent of Thompson Hine LLP is filed herewith.

(m)	Not Applicable.

(n)	(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2)	Report of Independent Registered Public Accounting Firm on Supplemental Information is filed herewith.

(o)       Not Applicable.

(p)	Form of Letter of Investment Intent, as previously filed on November 9, 2015 with Amendment No. 3 to the Registration Statement on Form N-2 is hereby incorporated by reference.

(q)       Not Applicable.

(r)	(1) Code of Ethics of Princeton Everest Fund (formerly Princeton Private Investments Access Fund) as previously filed on July 29, 2019 with the Registration Statement on Form N-2, and hereby incorporated by reference.

(r)	(2) Code of Ethics of Princeton Fund Advisors, LLC, as previously filed on September 30, 2014 with the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

(r)	(3) Code of Ethics of Northern Lights Distributors LLC, as previously filed on September 30, 2014 with the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

(s)	Calculation of Filing Fee.

Form N-2

Princeton Everest Fund

Newly Registered Securities

Security Type	Security Class Title	Fee Calculation Rule	Maximum Aggregate Offering Price	Amount of Registration Fee
Equity	Class A, Class I, Class AA, Class II, Class C, Class T and Class L shares	Rule 457(o)	$500,000,000.00	$0*

* Upon instruction from the SEC Filing Fees Branch, no registration fee is currently required to be paid upfront. A fee will be paid upon issuance of a tender offer.

(t)	Power of Attorney for the Trust, and a certificate with respect thereto, and Powers of Attorney for each of Jeffrey P. Greiner, G. Mike Mikan, John L. Sabre and Christopher E. Moran, the Trustees and the Principal Executive Officer and Principal Financial Officer, as previously filed on August 1, 2017, with Amendment No. 8 to the Registrant’s Registration Statement, and hereby incorporated by reference.

Item 26.	Marketing Arrangements: Not Applicable

Item 27.	Other Expenses of Issuance and Distribution: Not Applicable
Item 28.	Persons Controlled by or Under Common Control with Registrant:

No person is directly or indirectly under common control with the Registrant.

Item 29.	Number of Holders of Securities as of May 1, 2022:

Title of Class Number of Record Holders

A Share                     55

I Share                      354

AA Share                  11

C Share                     5

II Share                     74

T Share                     4

L Share                      85

Item 30.	Indemnification:

Reference is made to Article VIII, Section 2 of the Registrant’s Seventh Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), included as Appendix A to the Confidential Memorandum, and to Paragraph 9 of the Registrant’s Management Agreement (the “Management Agreement”), previously filed as Exhibit (g)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification and limitation of liability provisions of the Agreement and Declaration of Trust and the Management Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Advisor:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled “Management of the Fund.” Information as to the members and officers of the Advisor is included in its Form ADV as filed with the SEC (File No. 801-72525), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records:

Ultimus Fund Solutions, LLC, the Registrant’s administrator and transfer agent, maintains certain required accounting related and financial books and records of the Registrant at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. The Registrant’s records may also be maintained by U.S. Bank, N.A., the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 425 Walnut Street, Cincinnati, OH 45202. The Registrant’s investment adviser also maintains certain books and records related to the Registrant at 8500 Normandale Lake Blvd., Suite 1900, Minneapolis, MN 55437.

Item 33.	Management Services: Not Applicable.
Item 34.	Undertakings: Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 486(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 9th day of December, 2022.

Princeton EVEREST Fund

(Registrant)

By: /s/ John L. Sabre

John L. Sabre

President (Principal Executive Officer), Trustee

and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Jeffrey P. Greiner* Jeffrey P. Greiner	Trustee	December 9, 2022
/s/ G. Mike Mikan* G. Mike Mikan	Trustee	December 9, 2022
/s/ John L. Sabre John L. Sabre	President (Principal Executive Officer), Trustee and Chairman	December 9, 2022
/s/ Christopher E. Moran Christopher E. Moran	Treasurer (Principal Financial and Accounting Officer)	December 9, 2022

* By: /s/ John L. Sabre Name: John L. Sabre *Attorney-in-Fact pursuant to Power of Attorney

EXHIBITS

No. Description

2(a)(5) Certificate of Amendment to Certificate of Trust.

2(l)(2) Consent of Thompson Hine LLP

2(n)(1) Consent of Independent Registered Public Accounting Firm

2(n)(2)	Report of Independent Registered Public Accounting Firm on Supplemental Information